ANNUAL REPORT AS OF
SEPTEMBER 30, 2000


SEI INSTITUTIONAL
INTERNATIONAL
TRUST



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International Equity Fund
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Emerging Markets Equity Fund
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International Fixed Income Fund
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Emerging Markets Debt Fund
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SEI Investments Logo Omitted

TABLE OF CONTENTS
-------------------------------------------------------------------------------



MANAGEMENT'S DISCUSSION AND ANALYSIS
OF FUND PERFORMANCE
      INTERNATIONAL EQUITY FUND......................................     1
      EMERGING MARKETS EQUITY FUND...................................     3
      INTERNATIONAL FIXED INCOME FUND ..............................      5
      EMERGING MARKETS DEBT FUND.....................................     6
STATEMENTS OF NET ASSETS/SCHEDULES OF INVESTMENTS....................    10
STATEMENTS OF ASSETS AND LIABILITIES.................................    26
STATEMENTS OF OPERATIONS.............................................    27
STATEMENTS OF CHANGES IN NET ASSETS..................................    28
FINANCIAL HIGHLIGHTS.................................................    30
NOTES TO FINANCIAL STATEMENTS........................................    31
REPORT OF INDEPENDENT ACCOUNTANTS....................................    38
NOTICE TO SHAREHOLDERS...............................................    39

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2000




INTERNATIONAL EQUITY FUND

      OBJECTIVE. The International Equity Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers.
      STRATEGY. The International Equity Fund invests primarily in common stocks and other equity securities of foreign companies. The Fund primarily invests in companies located in developed countries, but may also invest in companies located in emerging markets. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage a portion of the Fund's portfolio under the general supervision of SEIInvestments Management Corporation ("SIMC"). The Fund is diversified as to issuers, market capitalization, industry and country.
      ANALYSIS. One may describe the non-U.S. developed equity markets during the year ended September 30, 2000 as extraordinary. Extraordinary in terms of intra-period performance and volatility, as well as divergent returns between the relatively nascent industries and the older more mature industries.
The non-U.S. developed equity markets registered strong returns during the first half of the period, benefiting from growing interest by investors for high technology and telecommunications stocks as these sectors were seen as the major growth areas in the longer-term. The large number of cross-border mergers, particularly in Europe, resumed during this earlier period as well. The later part was marked by a sell-off in high-technology, media and telecom (TMT) stocks as investors grew concerned about valuations and the rising interest rates environment. As summer came into full swing, the equity markets continued to trend down, with some of the decline coming from earnings shortfalls or downward guidance on future growth. Slight disappointments were met with significant market consequences.
      The non-U.S. developed equity markets finished the 12-month period ended September 30, 2000 in positive territory. Performance of the 17 equity markets included in the index was mixed, with 11 of them ahead and 6



-------------------------------------------------------------------------------
                           INTERNATIONAL EQUITY
-------------------------------------------------------------------------------
                       AVERAGE ANNUAL TOTAL RETURN1
-------------------------------------------------------------------------------
                One  Annualized Annualized Annualized Annualized
               Year    3 Year    5 Year    10 Year   Inception
              Return   Return    Return    Return     to Date
--------------------------------------------------------------------------------
Institutional  4.15%    9.42%     9.74%      8.93%     6.52%
--------------------------------------------------------------------------------
Class D,
  Synthetic    4.04%    9.29%     9.50%      8.75%     8.01%*
--------------------------------------------------------------------------------
Class D,
  Synthetic,
  w/load      -1.16%    7.43%     8.38%      8.20%     7.14%*
--------------------------------------------------------------------------------

*ACTUAL, NOT SYNTHETIC
COMPARISON OF CHANGE IN THE VALUE OF A $100,000 INVESTMENT IN THE SEI INTERNATIONAL EQUITY FUND, CLASS A OR CLASS D, SYNTHETIC W/LOAD, VERSUS THE MORGAN STANLEY MSCI EAFE INDEX

[Line Graph Omitted]
Plot Points are as follows:
                   SEI                SEI
               INTERNATIONAL     INTERNATIONAL
               EQUITY FUND,       EQUITY FUND,        MORGAN STANLEY
                  CLASS A           CLASS D         MSCI EAFE INDEX
9/30/90            100,000             95,000                100,000
9/30/91            112,760            107,120                121,890
9/31/92            110,560            105,030                113,210
9/30/93            133,370            126,700                143,040
9/30/94            141,800            134,470                157,120
9/30/95            147,810            139,960                166,230
9/30/96            162,370            152,860                180,560
9/30/97            179,520            168,420                202,570
9/30/98            163,810            153,460                185,680
9/30/99            225,830            211,300                243,140
9/30/00            235,200            219,840                250,870

1 FOR THE PERIOD ENDED SEPTEMBER 30, 2000. PAST PERFORMANCE IS NO INDICATION OF
  FUTURE PERFORMANCE. CLASS D SHARES WERE OFFERED BEGINNING ON MAY 1, 1994. THE PERFORMANCE SHOWN FOR THE CLASS D SHARES PRIOR TO SUCH DATE IS SYNTHETIC PERFORMANCE DERIVED FROM THE PERFORMANCE OF CLASS A SHARES ADJUSTED TO REFLECT THE MAXIMUM SALES CHARGE OF 5.0% FOR THE CLASS D SHARES. CLASS A SHARES WERE OFFERED BEGINNING DECEMBER 30, 1989.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
-------------------------------------------------------------------------------
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2000


weaker. Of the 23 industry groupings, 12 posted gains including the TMT, pharmaceuticals and diversified financial sectors. In keeping with the market, the fund posted gains and outpaced it benchmark.
      The Fund's growth oriented managers outperformed over the period. The strong performance was generated by their thematic positioning in telecommunications and technology-oriented stocks, which benefited from strong sales growth and market penetration. Holdings such as Ericsson in Sweden, Philips Electronics in the Netherlands, Alcatel in France and Mannesmann Ag in Germany were plays on these themes and added significant value.
      Within Japan, the portfolio also benefited from the global telecommunications and technology theme, with such holdings as Murata Manufacturing, Tokyo Electronics and Nippon Telephone and Telegraph. Outside of Japan, the portfolio remained relatively country neutral to the benchmark in Hong Kong, Singapore and New Zealand. The focus in these markets were banking, electronics and telecommunications stocks, including Hutchison Whampoa, a diversified financial company in Hong Kong, and Singapore Telecom Communications.
      The value manager's exposure to deep value oriented stocks such as ENI in Italy, RWE in Germany and Honda Motor in Japan detracted from performance during the TMT-led market surge of the earlier months.However, the manager's deep value orientation has proven over time to add significant value, which was the case during the later part of the year. Shares such as Deutsche Bank, Royal Bank of Scotland, Furukawa Electric and Cathay Pacific Airways helped the fund's performance in the final months.
      The Fund managers currently believe that the economy in Europe appears healthy despite pockets of concern and the potential for somewhat slower growth. In Japan, they believe that the economy continues to show signs of improvement, but has yet to reach a self-sustaining recovery.
      Going forward, the fund is well positioned to capitalize on restructuring efforts in globally competitive sectors. The Fund's managers believe that it will be those companies with executable business models that will excel no matter which industry or country they reside in. Exposure to high quality telecom and technology shares is fueled by their continued view of the industries' long-term growth potential. Within the telecom sector, the managers favor the wireless companies over the incumbent carriers as they are comfortable with the long-term thesis of wireless as a business.
      The Fund is well positioned to take advantage of many of the trends that likely will drive returns in the future. However, it is doing so in a risk controlled manner. The Fund was structured with five specialist investment managers, each investing within a specific area of the market and with a unique investment process. The Fund's structure guarantees that it will remain well diversified, with no single region, country, industry or stock dominating.

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EMERGING MARKETS EQUITY FUND

      OBJECTIVE. The Emerging Markets Equity Fund seeks to provide capital appreciation by investing primarily in a diversified portfolio of equity securities of emerging market issuers.
      STRATEGY. The Fund employs five specialist money managers focusing on regions across Latin America, Asia, emerging Europe, Middle East & Africa, and global emerging markets. The managers specializing in Latin America, Asia and emerging Europe, Middle East & Africa focus on both bottom up fundamental company analysis and top down country allocation. Each global emerging markets manager is focused on a specific style across all emerging market regions. Most recently the structure has been enhanced with the addition of a global emerging Value manager to complement the existing Growth and Core managers.
      ANALYSIS. For the year ended September 30, 2000, the Emerging Markets Equity Fund returned 0.71%, outperforming the IFCInvestable Composite Index by 0.3%. All regional and global emerging managers outperformed their respective benchmarks for the period. The Fund's outperformance relative to its benchmark was driven by a combination of positive stock selection and country allocation.
      During the first part of the year, performance in Emerging Markets benefited from improving macro fundamentals, corporate restructuring, global liquidity and a pick up in global economic growth. During 1999, countries like Korea, Taiwan, Brazil, Mexico, Russia, and Turkey strengthened their efforts to improve fiscal and monetary policies. These macroeconomic improvements along with ongoing corporate restructuring were the catalysts for domestic growth and acceleration of earnings. This benign environment for Emerging Markets was reinforced by an increase in liquidity and a pick up in global economic growth following a series of interest rate cuts in the U.S. The Fund benefited from those trends by being positioned in stocks like Embratel -- a long distance carrier in Brazil, Grupo Financiero Banamex Accive -- a leading bank in Mexico and Samsung Electronics -- a semiconductors and electronics manufacturer in Korea. Even though these stocks were brought into the Fund by different managers, the common denominator was the soundness of their balance sheets, strong fundamentals, and prospects for growth.



-------------------------------------------------------------------------------
                          EMERGING MARKETS EQUITY
-------------------------------------------------------------------------------
                       AVERAGE ANNUAL TOTAL RETURN1
-------------------------------------------------------------------------------
                        One   Annualized Annualized Annualized
                       Year     3 Year    5 Year    Inception
                      Return    Return    Return     to Date
-------------------------------------------------------------------------------
Emerging Markets
Equity -- Class A       0.71%   -10.16%    -2.92%    -1.26%
-------------------------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $100,000 INVESTMENT IN THE SEI EMERGING MARKETS EQUITY FUND, VERSUS THE IFC INVESTABLE COMPOSITE INDEX




[Line Graph Omitted]
Plot Points are as follows:
                       SEI           MORGAN STANLEY             IFC
                 EMERGING MARKETS     MSCI EMERGING          INVESTIBLE
                   EQUITY FUND,          MARKETS             COMPOSITE
                      CLASS A           FREE INDEX              INDEX
1/31/95               100,000              100,000             100,000
9/30/95               106,510              107,550             106,690
9/30/96               114,640              113,160             115,920
9/30/97               126,620              120,600             122,070
9/30/98                61,500               62,950              64,960
9/30/99                91,160               98,530             101,710
9/30/00                91,810               98,930             101,020


1 FOR THE PERIOD ENDED SEPTEMBER 30, 2000. PAST PERFORMANCE IS NO INDICATION OF
  FUTURE PERFORMANCE. CLASS A SHARES WERE OFFERED BEGINNING JANUARY 17, 1995.
                                                                              3

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
-------------------------------------------------------------------------------
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2000


      Later during the fiscal year, performance in the emerging markets suffered significantly as a series of internal and external factors affected the asset class. First, the sell off in global Technology and Telecom sectors that started in March 2000 and continued into the second and third quarter of 2000 had a profound effect on emerging markets. As some emerging markets evolved, countries like India, Korea, and Taiwan have become more integrated into global industry groups. For example, India has become a leading provider of software solutions, while Korea and Taiwan are global players in semiconductors and electronic components. In the case of the Telecom industry, fixed line and cellular providers represent a significant portion of the equity market in countries like Brazil, Mexico, China and Korea. These stocks sold off as investors speculated that some of the industry trends (e.g. cost of licenses, new technologies) that are affecting the competitive environment in the developed world would also affect profitability of telecom stocks in emerging markets.
      On a more macro level, fears of higher interest rates, concerns over a hard landing of the U.S. economy, and the strength in oil prices put additional pressure on the asset class. The negative effect was magnified since the emerging markets as a whole are dependent on foreign capital and their growth is highly leveraged to global economic growth.
      Latin America outperformed the other regions thanks to improvements in macro fundamentals in Brazil and the upgrade of Mexico's credit standing. Russia stood out in terms of performance as the country's political and economic environment continued to improve, and the equity market benefited from the strength in oil prices. The Fund benefited during this period thanks to an overweight position to Brazil and Mexico, and its focus on energy stocks in Russia. The Fund also took advantage of an overweight position to the energy sector in Brazil and China through its holdings in Petrobras and PetroChina respectively.
      Stock selection in Asia accounted for most of the poor performance during recent months. In particular, stocks in India, Korea, and Taiwan accounted for most of the losses. In the case of India, the high correlation with NASDAQ and the large component of technology companies in that market drove the sell off. Stocks like Infosys Technologies, a low cost provider of software development that was among the best performing stocks in 1999, led the decline in the recent period. In Taiwan and Korea, Taiwan Semiconductors and Samsung Electronics sold off as investors became more concerned about the semiconductor cycle and slowing PC sales in the U.S. and Europe. Our managers maintained their overweight position in these blue chip Asian companies based on their fundamental assessment, growth prospects, and attractive valuations.
      The Fund is well positioned to take advantage of many of the trends that will be driving returns in the emerging markets going forward. But it is doing so in a risk controlled fashion. The Fund has been structured with six specialist investment managers, each investing within a specific area of the market and with a unique investment process. The Fund's structure guarantees that it will remain well diversified, with no single region, country, stock or style dominating.

--------------------------------------------------------------------------------


INTERNATIONAL FIXED
INCOME FUND

      OBJECTIVE. The International Fixed Income Fund seeks to provide capital appreciation and current income through investments primarily in investment-grade, non-U.S. dollar denominated government, corporate, mortgage-backed and asset-backed fixed income securities.
      STRATEGY. Fund construction entails a two-stage process which combines fundamental macroeconomic analysis and technical price analysis. First, a fundamental judgment is made about the direction of a market's interest rates and its currency. A technical price overlay is then applied to the fundamental position to ensure that the Fund is not substantially overweighted in a declining market or underweighted in a rising one.
      Country and currency allocations are made separately. As a result, the Fund's currency exposure may differ from its underlying bond holdings. Under normal circumstances, the Fund will generally be diversified across 6 to 12 countries with continual exposure to the three major trading blocs: North America, Europe, and the Pacific Basin. Depending upon the relative fundamental and technical views, each trading bloc is over or underweighted relative to the Fund's benchmark index. Currency exposure is actively managed to maximize return and control risk through the use of forward currency contracts and cross-currency hedging techniques.
      ANALYSIS: For the fiscal year ended September 30, 2000, the SEI International Fixed Income Fund returned -9.58% to underperform the Salomon Brothers Non-U.S. World Government Bond Index return of -7.59%. The Fund's positioning in the yen, underweight to long maturing U.K. government bonds, and modest positions in the investment-grade debt of Poland drove underperformance. The Fund's underweight to the euro and underweight to Japanese bonds served to mitigate underperformance for the fiscal year-end.
      The euro fell more than 17% versus the U.S. dollar during the fiscal year due to significant growth differentials between the U.S. and Europe, the lack of a clear policy on the euro from the European Central Bank ("ECB"), and strong fund flows out of Europe and into the U.S. Although the Euro-zone economy expanded at a respectable 3% annualized clip

-------------------------------------------------------------------------------
                        INTERNATIONAL FIXED INCOME
-------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURN1
-------------------------------------------------------------------------------
                     One   Annualized Annualized Annualized
                    Year     3 Year    5 Year    Inception
                   Return    Return    Return     to Date
-------------------------------------------------------------------------------
Class A            -9.58%     0.10%     0.99%     4.12%
-------------------------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $100,000 INVESTMENT IN THE
SEI INTERNATIONAL FIXED INCOME FUND, VERSUS THE SALOMON WGBI, NON-U.S.


[Line Graph Omitted]
Plot Points are as follows:
                      SEI
                 INTERNATIONAL         SALOMON
                  FIXED INCOME          WGBI,
                 FUND, CLASS A          NON-US
9/30/93              100,000            100,000
9/30/94              103,330            105,570
9/30/95              123,850            124,340
9/30/96              128,220            129,360
9/30/97              129,710            128,260
9/30/98              145,890            141,540
9/30/99              143,900            143,680
9/30/00              130,120            132,380

1 FOR THE PERIOD ENDED SEPTEMBER 30, 2000. PAST PERFORMANCE IS NO INDICATION OF
  FUTURE PERFORMANCE. CLASS A SHARES WERE OFFERED BEGINNING SEPTEMBER 1, 1993.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2000


during the period, it still paled in comparison to the U.S. expansion of 5%. The politicians and ECB gave the market mixed signals on its currency policy, which weakened investors' confidence in the currency. At times ECB members claimed the euro was undervalued, while different members and politicians claimed that a weak euro benefited exporters and was actually desirable. Towards the end of the period, the ECB convinced the other major central banks to intervene in the currency markets to support the euro. While it did provide a short-term boost, it did not have a lasting impact. The Fund's underweight to the euro through most of the period enhanced relative performance, although the Fund gave back some of its relative gains during the intervention. The ECB hiked overnight interest rates a total of 200 basis points for the period in an effort to curb inflation, which ended the period above the self-imposed ceiling of 2%. Higher oil prices and a weak euro boosted the inflation rate. At the same time, the difference between long and short-term rates within the Euro-zone narrowed due primarily to technical factors. Investors concluded that the German government would use the windfall from the auction of third-generation mobile phone licenses to pay down long-term debt, firming prices in the long maturity bond sector. The Fund's yield curve positioning in the Euro-zone which emphasized long-dated bonds enhanced performance. Polish bonds underperformed relative to German bonds as consumer prices and the country's current account deficit both rose faster than expected due largely to higher oil prices. A modest tactical exposure to the country detracted from results.
      The U.K. also experienced a yield curve flattening as it also raised a large amount of cash from auctioning mobile phone licenses. In addition, strong demand for long-dated assets to match pension liabilities caused an inversion in the yield curve where long-term rates ended the period more than 1% lower than short-term rates. The Fund's underweight to the long-end of the British yield curve detracted from relative performance.
      The Japanese yen ended the period down only 1% versus the U.S. dollar despite the Bank of Japan's repeated interventions in the currency markets in an effort to weaken the currency. The yen was underpinned by signs of economic growth following years of stagnation, a rise in the Japanese equity markets, and indications that the government would continue to spend money to further the recovery. The Fund's positioning in the yen detracted from performance overall, particularly during times of central bank intervention to weaken the yen when the Fund was overweight the currency. The economic recovery led the Bank of Japan to raise interest rates for the first time in ten years, which dampened the performance of Japanese bonds. An underweight to Japanese bonds enhanced relative performance.


EMERGING MARKETS DEBT FUND

      OBJECTIVE. The Emerging Markets Debt Fund seeks to maximize total return from a portfolio consisting of primarily high yield, below-investment grade fixed income securities from emerging market countries.

-------------------------------------------------------------------------------


      STRATEGY. Structuring and managing the Fund entails a multi-step process. First, an internal assessment of country risk is compared with the market's pricing of country risk to determine relative value opportunities. The output determines which countries are 1) "core" holdings which have the strongest economic/ political/debt attributes, 2) "trading" countries which present more opportunistic value, and 3) countries "not currently suitable" for investment. Under normal circumstances, the Fund will be diversified across 10-15 countries.
      The next step in the process determines relative value amongst sectors within a country, and security selection within the sectors. The final step incorporates a disciplined sell process through continual risk/reward analysis across, and within, emerging debt countries. U.S. interest-rate risk relative to the benchmark is controlled through the maintenance of a tightly constrained U.S. Treasury duration. Excess return is captured through active management of the sovereign spread component relative to the benchmark.
      ANALYSIS: The Emerging Markets Debt Fund returned 28.07% on a net basis for the fiscal year ended September 30, 2000, essentially matching the JP Morgan Emerging Markets Bond Index Plus return of 28.04%. The overall longer spread duration of the Fund, complimented by the Fund's overweight to, and issue selection in, Russia, were the largest positive contributors to return. In addition, an underweight to, and issue selection in, Argentina also added to return. However, an underweight to Ecuador, and an overweight to both Peru and Colombia dampened performance. Issue selection in Ecuador also did not benefit overall Fund results.
      Emerging market debt turned in a stellar year as most emerging countries continued to strengthen their fiscal and economic postures. The ongoing effort by many emerging countries to reduce their debt servicing profiles through Brady bond buyback plans, such as in Brazil and Venezuela, was a key variable that added to the strength of the market. The climb in oil prices was viewed as favorable by investors as oil-exporting countries benefited, and were able to increase reserves. Russia, Venezuela, Algeria, and Mexico were among some of the emerging countries that reaped the benefit of escalating oil prices. Russia and Ecuador's successful debt restructurings and debt exchanges made these two countries the best performing countries for the year returning approximately 146% and 94%, respectively. The ability for these two countries to restructure and swap existing debt bolstered investor confidence, and thus the countries' bonds rallied. Strong investor demand also helped returns. However, not all emerging countries benefited from strong momentum in the market. Political turbulence in countries such as Peru, the Ivory Coast, and Argentina, in addition to fiscal year-end concern over the impact of higher oil prices on global inflation, and profit taking by investors all contributed to some market volatility. Emerging market spreads narrowed 345 basis points from the comparable 1999 period, and ended the year at 632 basis points. In the wake of the market's spread narrowing, the Fund's overall longer spread duration greatly enhanced return.
      By far, Russia was the best performing country for the period. Improving fundamentals and successful reforms enacted by new President Putin continued to support bond prices and narrower spreads. The surprise

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2000


resignation of President Boris Yeltsin at the end of 1999, and succession and election of Vladimir Putin removed the uncertainty surrounding the change in political control originally slated to occur in July 2000. The other key event in Russia was the restructuring agreement with the London Club of bank creditors and the country on its defaulted Soviet-era debt. During the year, Russia successfully exchanged its defaulted debt for new global bonds. As a result of the debt restructuring, S&P raised its rating on Russia. High oil prices and Russia's ability to increase reserves and collect revenues also aided the country's returns. The Fund's overweight to Russia was the largest positive contributor to performance for the fiscal year.
      Returns in Argentina continued to lag the overall market as the country did not show promising signs of economic improvement during the year. Political uncertainty and the country's large looming financing needs for the year 2000 also negatively impacted returns. Investors were very quick to shun any positive news from the country. The outlook that deterioration would continue remained present throughout the period, and therefore, the Fund's underweight benefited overall return. In addition, an overweight to less liquid Argentinean bonds and peso-denominated debt, coupled by a bulleted yield curve positioning, enhanced performance.
      Ecuador was one of the top performing countries for the period returning in excess of 90%. The country completed a debt swap and replaced $6.5 billion in defaulted debt for new government bonds. After the debt exchange, S&P upgraded Ecuador and the new bonds received in the exchange rallied significantly.
In addition, Ecuador reached an agreement with Paris Club creditors that will allow Ecuador to delay some US$880 million in debt arrears until April 2001. Ecuador owes the Paris Club US$1.3 billion in capital and overdue interest, after defaulting on repayment in 1996. This rescheduling is expected to allow Ecuador to satisfy its financing requirements for the year 2000. As a result of these favorable events, Ecuador's bonds rallied significantly and sustained momentum. The Fund participated in the debt swap, but an underweight took away from return. The Fund will continue to maintain its underweight on the outlook that Ecuador still has many long-term reforms to make.
      Political turmoil and a missed scheduled September 2000 interest payment drove down Peru's returns, and Peru was one of the worst performing countries for the fiscal year. On the political front, news that President Fujimori's intelligence advisor, Montesinos, was caught on video making a bribe payment to a Congressman to switch to President Fujimori's party rattled investors. After this incident was revealed, Fujimori announced that new elections would be held and that he would not run. Then an unexpected trip by Fujimori to meet with the president of the Organization of American States (OAS) and the U.S. Secretary of State, Madeline Albright, to secure international support during the transition period further served to concern investors. In addition to the political unrest, Peru opted not to make a scheduled interest payment on its Brady bond debt because of its involvement in a legal dispute with Elliot Associates, a U.S. investment firm. Elliot Associates sued Peru in 1994 for

-------------------------------------------------------------------------------


full payment on it's pre-Brady debt and had recently been awarded a damage payment, and thus indicated that it would seize the September interest payment before it got to bondholders. Moody's downgraded the country's Brady bonds from Ba3 to B1 as a result of the missed interest payment. (Peru settled its litigation with Elliot Associates and made its Brady bond interest payment in October 2000, within the 30-day grace period, and was consequently upgraded by Moody's.) Throughout this dispute, there was no concern over Peru's ability or willingness to make its coupon payment. The Fund maintained an overweight to Peru based on the outlook that the country offered relative value. However, this overweight did little for return during the period.
      Colombia's return trailed the market as deteriorating fundamentals and continued uncertainty over the political regime negatively impacted the country's return. During the year, launches by left-winged guerrilla groups against the government, and government restructurings were viewed as unfavorable by investors. In addition, delayed passage of privatizations and pending reforms also weighed down Columbia's return. For the period, the Fund maintained an overweight to Columbia and this dampened return. However, amid continued political uncertainty, and the outlook that political volatility would not ease in the very near-term, the Fund strategically reduced its overweight.
      Given the outlook that fundamentals will continue to improve for most emerging market debt countries, and that increased demand for emerging market debt will be sustained, the Fund will continue to maintain a slightly longer spread duration and invest in those countries that exhibit the ability to service their debt.



--------------------------------------------------------------------------------
                             EMERGING MARKETS DEBT
--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN1
--------------------------------------------------------------------------------
          One Year     Annualized    Annualized Inception
           Return     3 Year Return         to Date
--------------------------------------------------------------------------------
Class A    28.07%         3.44%              5.07%
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $100,000 INVESTMENT IN THE SEI EMERGING MARKETS DEBT FUND, VERSUS THE J.P. MORGAN EMBI PLUS INDEX.

[Line Graph Omitted]
Plot Points are as follows:
                  SEI EMERGING          J.P. MORGAN
                MARKETS DEBT FUND         EMBI PLUS
6/30/97             100,000                100,000
9/30/97             106,200                106,910
9/30/98              69,980                 79,860
9/30/99              91,780                 98,230
9/30/00             117,550                125,760

1 For the period ended September 30, 2000. Past performance is no indication of future performance. Class A Shares were offered beginning June 29, 1997.

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2000

INTERNATIONAL
EQUITY FUND
-------------------------------------------------------------------------------
                                                Market
Description                           Shares     Value (000)
-------------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- 92.8%
AUSTRALIA -- 1.5%
   AMP                                91,200    $      810
   Aristocrat Leisure                206,027           736
   Australia & New Zealand
     Bank Group                      350,000         2,517
   Australia Gas & Light Company     101,600           563
   Broken Hill Proprietary           812,990         8,432
   Broken Hill Proprietary ADR        27,300           560
   Cable & Wireless Optus*           820,000         1,779
   Commonwealth Bank of Australia    176,617         2,640
   Erg                                89,800           430
   F.H. Faulding & Company           145,900           756
   Lang                              134,600           655
   Lend Lease                        258,046         2,907
   Macquarie  Corporate Telecom      446,261           447
   Macquarie Bank                     49,116           747
   National Australia Bank           112,472         1,554
   News Corporation                  629,026         8,858
   Primary Health Care               189,316           549
   Rio Tinto                         117,195         1,571
   Solution 6 Holdings*               78,257            92
   Telstra                           964,281         3,154
   Westpac Banking                   822,027         5,676
   WMC                                76,900           317
                                                ----------
                                                    45,750
                                                ----------
BELGIUM -- 1.2%
   Fortis, Series B                1,110,584        34,156
                                                ----------
BRAZIL -- 0.4%
   Embratel Participacoes ADR        645,169        11,936
                                                ----------
CANADA -- 1.8%
   Bank of Nova Scotia               146,800         4,269
   Bombardier                        340,000         5,885
   Bombardier, Series B               74,800         1,293
   Clarica Life Insurance             59,000         1,412
   Mitel*                             72,000         1,436
   Nortel Networks                   481,394        28,907
   Suncor Energy                      89,000         1,964
   Thomson                           155,900         6,165
   Toronto-Dominion Bank              81,000         2,380
                                                ----------
                                                    53,711
                                                ----------
DENMARK -- 0.1%
   Den Danske Bank                    21,190         2,692
                                                ----------
FINLAND -- 1.9%
   Nokia OYJ                         830,400        33,651
   Nordic Baltic Holdings          2,480,890        17,559
   UPM-Kymmene                       231,200         5,911
                                                ----------
                                                    57,121
                                                ----------
-------------------------------------------------------------------------------
                                                  Market
Description                           Shares     Value (000)
-------------------------------------------------------------------------------
FRANCE -- 9.8%
   Accor                              20,000    $      742
   Alcatel                           472,974        30,261
   Aventis                           416,419        31,237
   Aventis                           187,083        13,901
   AXA UAP                           146,705        19,161
   Bouygues                          138,060         6,957
   Canal Plus                         77,800        11,651
   Castorama Dubois                   63,621        14,036
   Christian Dior                     32,000         1,724
   Compagnie de Saint Gobain          83,430        10,492
   Groupe Danone                      26,000         3,570
   Louis Vuitton Moet Hennessy       126,700         9,566
   Michelin, Series B                 80,200         2,229
   Pechiney, Series A                 98,500         3,938
   Peugeot                           150,147        26,673
   Sanofi-Synthelabo                 127,640         6,860
   Schneider Electric                 34,921         2,200
   Societe BIC                        50,000         1,870
   Societe Television Francaise 1    112,000         6,425
   STMicroelectronics                219,000        10,736
   Suez Lyonnaise-Strip VVPR           2,200            --
   Total Fina, Series B              367,943        53,837
   Usinor Sacilor                    513,525         4,663
   Vivendi                           224,314        16,668
                                                ----------
                                                   289,397
                                                ----------
GERMANY -- 6.0%
   Aixtron                            22,700         2,845
   Allianz                            41,084        13,469
   Bayerische Motoren Werke          140,260         4,790
   Commerzbank                       353,250        10,475
   DaimlerChrysler                    21,000           936
   Depfa Deutsche Pfandbriefban       26,900         2,185
   Deutsche Bank                     590,237        48,963
   Deutsche Telekom                  183,882         6,313
   Dresdner Bank                      40,000         1,742
   Epcos                              28,200         2,290
   Infineon Technology*              135,000         6,487
   Infineon Technology ADR*           90,100         4,280
   Intershop Communications*          28,000         1,824
   Lufthansa                          57,915         1,183
   Mannesmann                        142,100         3,724
   Metro                              40,500         1,658
   Muenchener Rueckversicherungs
     Registered                       77,412        23,023
   Siemens                           196,264        25,244
   Thyssen Krupp                      21,900           294
   Veba                              297,500        15,333
                                                ----------
                                                   177,058
                                                ----------
GREECE -- 0.0%
   Hellenic Bottling                  78,860         1,024
                                                ----------

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                                    Market
Description                           Shares     Value (000)
-------------------------------------------------------------------------------
HONG KONG -- 2.9%
   Automated Systems Holdings        880,000    $      372
   Cathay Pacific Airways          6,965,000        12,774
   Cheung Kong Holdings              455,000         5,500
   China Telecom (Hong Kong)*      2,175,500        14,439
   China Unicom*                   6,044,000        13,527
   Citic Pacific                     186,000           802
   CLP Holdings                      117,000           525
   Hang Seng Bank                    212,600         2,290
   HSBC Holdings                     172,200         2,407
   Hutchison Whampoa                 950,400        12,616
   Johnson Electric Holdings       1,600,000         3,437
   Legend Holdings                 1,132,000         1,074
   Li & Fung                         600,000         1,266
   Pacific Century Cyberworks*     1,670,475         1,885
   Peregrine Investment
     Holdings* (1)                   526,000            --
   Sun Hung Kai Properties           822,000         7,749
   Swire Pacific, Series A           587,000         3,659
   Tan Chong International         1,427,000           201
   Wharf Holdings                    406,000           831
                                                ----------
                                                    85,354
                                                ----------
IRELAND -- 0.2%
   Allied Irish Banks                225,000         2,426
   CRH                               216,857         3,452
                                                ----------
                                                     5,878
                                                ----------
ITALY -- 4.4%
   Assicurazioni Generali             73,500         2,364
   Banca Nazionale Del Lavoro      3,463,001        11,674
   Banca Popolare di Milano          136,600           847
   ENI                             7,597,554        40,229
   Fiat                               45,000         1,049
   Gucci Group ADR                   155,073        15,643
   Ifil*                             128,175         1,007
   Italcementi*                      174,252         1,442
   Mediaset                        1,106,199        16,479
   Olivetti                          277,400           764
   Riunione Adriatica di Sicurta     183,100         2,408
   Telecom Italia                    859,800         4,689
   Telecom Italia Mobile           3,411,567        27,578
   Telecom Italia Mobile RNC         862,400         4,103
                                                ----------
                                                   130,276
                                                ----------
JAPAN -- 24.1%
   Advantest                          45,000         7,071
   Aiful                              54,050         5,202
   Ajinomoto                         204,000         2,284
   Alps Electric                      72,000         1,572
   Asahi Glass                       143,000         1,462
   Autobacs Seven                     53,400         1,547
   Bank of Tokyo-Mitsubishi          502,000         5,932
-------------------------------------------------------------------------------
                                                    Market
Description                           Shares     Value (000)
-------------------------------------------------------------------------------
   Canon                             125,000    $    5,541
   Chudenko                          123,000         1,429
   Chugai Pharmaceutical             246,000         4,469
   Chuo Mitsui Trust & Banking       369,000         1,298
   Dai Ichi Pharmaceutical           237,000         6,020
   Dai Nippon Printing               192,000         2,852
   Daito Trust Construction          213,000         3,448
   Daiwa House Industry              650,887         4,548
   Daiwa Securities Group             85,000           997
   DDI                                   839         5,513
   Denso                             128,000         2,979
   East Japan Railway                    728         4,049
   Ebara                              98,000         1,496
   Fanuc                              34,000         3,760
   Fast Retailing                      4,500           916
   Fast Retailing (New)*               4,500           908
   Fuji Photo Film                   227,000         7,604
   Fuji Soft ABC                      29,800         2,043
   Fujitsu                           853,000        19,813
   Fujitsu Support and Service         9,900         1,181
   Furukawa Electric                 853,000        23,563
   Hirose Electric                    36,600         4,776
   Hitachi                           835,000         9,690
   Honda Motor                       523,000        19,263
   Isetan                            125,000         1,072
   Itochu*                           903,000         4,187
   ItoYokado                          35,000         1,824
   Japan Airlines                  1,291,000         4,886
   Japan Energy*                     764,000           884
   Jusco                             189,000         3,481
   Kao                                72,000         1,966
   Keyence                            13,500         4,672
   Kirin Brewery                     136,000         1,397
   Kokusai Securities                 63,000           697
   Kuraray                           109,000         1,055
   Kyocera                            13,000         1,985
   Matsushita Communications          80,500        10,884
   Matsushita Electric               683,000        17,887
   Minebea                           189,000         2,213
   Mitsubishi                        540,000         4,348
   Mitsubishi Electric               725,000         6,005
   Mitsubishi Estate                 219,000         2,282
   Mitsubishi Heavy Industries     1,848,000         7,319
   Mitsubishi Motors*              1,199,000         3,684
   Mitsui & Company                  300,000         1,874
   Mitsui Chemicals                  207,000           921
   Mitsui Fudosan Real Estate        140,000         1,754
   Mitsui Mining & Smelting          215,000         1,870
   Mizuho Holdings*                    2,587        21,307
   Murata Manufacturing              157,300        21,690
   NEC                               765,000        17,380
   Net One Systems                        91         2,585
   NGK Insulators                    130,000         1,865
   Nichicon                           84,000         2,033

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2000

INTERNATIONAL
EQUITY FUND--CONTINUED
--------------------------------------------------------------------------------
                                                    Market
Description                           Shares     Value (000)
--------------------------------------------------------------------------------
   Nidec                              23,600    $    1,867
   Nikko Securities                   90,000           800
   Nikon                             434,000         8,756
   Nintendo                           41,100         7,504
   Nippon Meat Packers               177,000         2,427
   Nippon Paper Industries           491,000         3,003
   Nippon Sheet Glass                160,000         2,569
   Nippon Shinpan                    702,000         1,423
   Nippon Steel                      655,000         1,164
   Nippon Telegraph & Telephone        4,937        48,429
   Nippon Television Network           2,910         1,672
   Nippon Yusen Kabushiki Kaishi     502,000         2,546
   Nissan Motors*                    848,000         4,865
   Nomura Securities                 627,000        13,635
   NSK                               253,000         1,800
   NTT Docomo                          1,567        44,954
   Obic                                2,300           819
   Ono Pharmaceutical                 53,000         2,178
   Orix                               33,200         3,970
   Pioneer                            64,000         2,606
   Rohm                               98,600        27,018
   Ryohin Keikaku                     39,000         3,068
   Sakura Bank                     3,853,000        28,739
   Sankyo                            300,000         6,677
   Sanwa Bank                        368,000         3,276
   Secom                              41,000         3,297
   Sekisui House                     415,000         4,013
   Sharp                             162,000         2,507
   Shimamura                          25,600         1,973
   Shin Etsu Chemical                 60,000         2,526
   Shionogi                          223,000         4,158
   Shiseido                          152,000         1,888
   Skylark                            33,000         1,188
   SMC                                13,400         2,251
   Softbank                           32,400         3,028
   Sony                              265,200        26,898
   Sumitomo Bank                     118,000         1,496
   Sumitomo Chemical                 430,000         2,141
   Sumitomo Electric Industries      264,000         4,556
   Sumitomo Forestry                 245,000         1,759
   Sumitomo Marine & Fire            400,000         2,373
   Sumitomo Realty & Development      39,000           204
   Suzuki Motor                       56,000           582
   Taisho Pharmaceutical              91,000         2,813
   Taiyo Yuden                        79,000         4,050
   Takeda Chemical Industries        120,000         7,929
   Takefuji                          211,000        23,236
   Teijin                            385,000         1,603
   THK                                31,000         1,205
   Tokai Bank                        309,000         1,570
   Tokio Marine & Fire Insurance     238,000         2,379
   Tokyo Electronics                 172,000        15,599
   Tokyo Gas                       1,106,000         2,937
   Tokyo Seimitsu                     27,900         2,918
--------------------------------------------------------------------------------
                                                    Market
Description                           Shares     Value (000)
--------------------------------------------------------------------------------
   Toppan Printing                   551,000    $    5,328
   Toray                             600,000         2,343
   Tostem                             86,000         1,202
   Toyo Seikan Kaisha                154,000         2,706
   Toyoda Automatic Loom Works        72,000         1,449
   Toyota Motor                      370,000        14,621
   Ushio                             100,000         2,156
   Yamada Denki                       19,000         1,927
   Yamato Transportation              94,000         2,079
                                                ----------
                                                   711,886
                                                ----------
MALAYSIA -- 0.0%
   Westmont Berhad Industries* (1)   218,000            --
                                                ----------
MEXICO -- 0.7%
   Telefonos de Mexico ADR           401,277        21,343
                                                ----------
NETHERLANDS -- 7.8%
   ABN AMRO Holding                  295,640         6,888
   Aegon                             268,640        10,135
   ASM Lithography*                  519,133        17,226
   DSM                                50,068         1,448
   Hagemeyer                          70,000         1,859
   Heineken                           51,000         2,835
   Heineken Holding, Series A        109,000         3,862
   Ing Groep                         479,375        31,932
   KLM*                               46,400           868
   Koninklijke Ahold                 946,159        26,828
   Koninklijke KPN                   580,512        12,644
   KPNqwest*                         262,485         7,470
   Philips Electronics               454,737        19,572
   TNT Post Group                    675,963        15,719
   Unilever                          228,884        11,109
   United Pan-Europe
     Communications*                 485,297         9,499
   VNU                               715,835        36,008
   Wolters Kluwer                    653,976        13,274
                                                ----------
                                                   229,176
                                                ----------
NEW ZEALAND -- 0.1%
   Telecom of New Zealand          1,468,581         3,654
   Waste Management NZ               218,150           374
                                                ----------
                                                     4,028
                                                ----------
NORWAY -- 0.4%
   Norsk Hydro                       260,500        10,904
                                                ----------
PORTUGAL -- 0.1%
   Portugal Telecom ADR              170,000         1,721
                                                ----------
RUSSIA -- 0.0%
   Lukoil Holding ADR                 24,900         1,394
                                                ----------

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                                   Market
Description                           Shares     Value (000)
-------------------------------------------------------------------------------
SINGAPORE -- 0.8%
   Advanced Systems Automation       430,000    $      222
   Chartered Semiconductor
     Manufacturing*                  191,000         1,218
   City Developments                  80,000           391
   Creative Technology                18,400           389
   Creative Technology ADR*           18,000           374
   Datacraft Asia*                   157,240         1,305
   DBS Group Holdings                501,191         5,529
   Keppel Land International         246,000           353
   Overseas Chinese Banking           80,150           507
   Overseas Union Bank               348,594         1,623
   Singapore Airlines                 96,500           915
   Singapore Press Holdings          212,178         3,182
   Singapore Tech Engineering      2,695,000         3,995
   Singapore Telecommunications    1,479,000         2,312
   United Overseas Bank              114,032           819
   Venture Manufacturing              40,000           386
                                                ----------
                                                    23,520
                                                ----------
SOUTH KOREA -- 1.1%
   Korea Telecom ADR                 327,363        11,008
   Samsung Electronics GDR           114,160        10,600
   SK Telecom ADR                    407,859        10,451
                                                ----------
                                                    32,059
                                                ----------
SPAIN -- 2.9%
   Acerinox SA                       135,000         3,574
   Aguas de Barcelona                 84,080         1,041
   Banco Bilbao Vizcaya Argentina    210,600         3,182
   Banco Santander
     Central Hispano               1,826,298        20,050
   Endesa                            120,316         2,262
   Grupo Dragados                    102,400           814
   Repsol                          1,019,727        18,763
   Telefonica ADR*                    17,259         1,026
   Telefonica de Espana*           1,670,117        33,089
   Uralita                           208,934         1,267
                                                ----------
                                                    85,068
                                                ----------
SWEDEN -- 3.1%
   AstraZeneca                       274,786        14,405
   Atlas Copco, Series A             835,301        14,351
   Electrolux AB                     978,140        12,286
   Ericsson ADR                       34,000           504
   Foreningssparbaken, Series A      206,700         2,940
   Hennes & Mauritz, Series B        120,000         2,404
   NetCom AB, Series B*               18,060           926
   Telefonaktiebolaget LM Ericsson
     AB, Series B                  2,662,944        40,498
   Telia AB*                         449,700         2,964
                                                ----------
                                                    91,278
                                                ----------
-------------------------------------------------------------------------------
                                                   Market
Description                           Shares     Value (000)
-------------------------------------------------------------------------------
SWITZERLAND -- 5.3%
   ABB Limited                        24,160    $    2,348
   Adecco                             23,754        15,393
   Ascom Holding                         560         1,878
   Baloise Holding                     8,510         8,272
   Compagnie Financiere Richemont      3,285         9,874
   Credit Suisse Group                44,705         8,354
   Holderbank Financiere Glarus        3,880         4,043
   Nestle, Registered                  4,633         9,650
   Novartis                           22,936        35,166
   Roche Holding                       1,526        13,420
   SGS Societe Generale
     Surveillance Holdings               550           764
   Swiss Life                          4,695         3,721
   Swiss Re                            1,430         2,730
   Swisscom                           10,116         2,479
   UBS                               108,669        14,461
   Zurich Allied                      51,971        24,025
                                                ----------
                                                   156,578
                                                ----------
TAIWAN -- 0.3%
   Asustek Computer GDR              213,860         1,182
   Taiwan Semiconductor ADR*         421,864         8,595
                                                ----------
                                                     9,777
                                                ----------
TURKEY -- 0.2%
   Turkcell Iletism ADR*             430,249         4,733
                                                ----------
UNITED KINGDOM -- 15.7%
   Amvescap                          184,508         3,994
   AstraZeneca                       656,065        34,377
   AstraZeneca ADR                    15,300           804
   Barclays Bank                     190,200         5,264
   Berkeley Group                    120,633         1,024
   BG Group                          594,900         3,780
   Billiton                          317,395         1,134
   Boc Group                           5,900            78
   BP Amoco                          384,200         3,420
   BPB                               170,500           605
   British Aerospace               3,100,740        16,733
   British Airways                   370,000         1,563
   British American Tobacco          851,200         5,500
   British Telecommunications      1,179,787        12,402
   Cable & Wireless                  933,879        13,324
   Cadbury Schweppes                 367,500         2,173
   Centrica                        7,296,138        23,436
   CMG                               275,600         5,334
   Enterprise Oil                    402,450         3,293
   George Wimpey                     762,500         1,494
   GKN                               194,800         1,943
   Glaxo Wellcome                  1,295,636        39,231
   Granada Compass*                1,558,990        14,590
   Halifax Group                     350,500         2,990
   HSBC Holdings                   1,029,016        14,636

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2000

INTERNATIONAL
EQUITY FUND--CONCLUDED
-------------------------------------------------------------------------------
                                       Face        Market
Description                        Amount (000)  Value (000)
-------------------------------------------------------------------------------
   Iceland Group                     542,800    $    2,584
   Imperial Tobacco Group            116,200         1,112
   Invensys                        1,304,700         2,850
   Kelda Group                       239,700         1,329
   Lloyds TSB Group                1,173,656        10,949
   Lonmin                            180,000         2,275
   New Dixons Group                  623,594         1,945
   Northern Rock                     336,220         1,964
   Rank Group                      1,465,100         3,563
   Reed International              4,569,081        36,276
   Reuters Group                     318,400         6,035
   Rolls-Royce                     1,005,179         2,534
   Royal & Sun Alliance              232,917         1,557
   Royal Bank of Scotland Group    1,171,840        24,741
   Severn Trent                      158,510         1,723
   Shell Transportation & Trading  3,572,908        29,107
   Signet Group                    1,065,600           855
   Tate & Lyle                       420,000         1,447
   Thames Water                      398,775         7,164
   TI Group                          534,000         2,740
   Unilever                          339,500         2,199
   United Utilities                1,161,000        11,793
   Vodafone Airtouch              22,906,767        85,516
   WPP Group                         689,800         8,261
                                                ----------
                                                   463,641
                                                ----------
Total Foreign Common Stocks
   (Cost $2,589,010)                             2,741,459
                                                ----------

FOREIGN PREFERRED STOCKS -- 0.6%
GERMANY -- 0.5%
   SAP*                               66,190        16,239
                                                ----------
ITALY -- 0.1%
   Fiat*                              99,500         1,493
                                                ----------
Total Foreign Preferred Stocks
   (Cost $13,962)                                   17,732
                                                ----------

FOREIGN CONVERTIBLE BOND -- 0.0%
   SANWA
     1.250%, 08/01/05            JPY 111,000         1,176
                                                ----------
Total Foreign Convertible Bond
   (Cost $1,234)                                     1,176
                                                ----------

U.S. TREASURY OBLIGATIONS -- 0.3%
   U.S. TREASURY BILL (2)
     5.715%, 11/09/00                $ 8,500         8,446
                                                ----------
Total U.S. Treasury Obligations
   (Cost $8,446)                                     8,446
                                                ----------
-------------------------------------------------------------------------------
                                       Face        Market
Description                        Amount (000)  Value (000)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 5.7%
   JP Morgan
     6.59%, dated 09/29/00, matures
     10/02/00, repurchase price
     $63,494,651
     (collateralized by FNMA, due
     12/28/00, par value $65,780,000,
     market value $64,729,165)       $63,460    $   63,460
   JP Morgan
     6.59%, dated 09/29/00, matures
     10/02/00, repurchase price
     $72,529,401 (collateralized by
     FNMA, due 12/21/00, par value
     $75,420,000, market value
     $74,308,913)                     72,489        72,489
   State Street Bank
     5.25%, dated 09/29/00, matures
     10/02/00, repurchase price
     $15,378,725 (collateralized by
     U.S. Treasury Note, due
     02/28/01, 5.000%, par value
     $15,700,000, market value
     $15,680,375)                     15,372        15,372
   State Street Bank 5.25%, dated
     09/29/00, matures 10/02/00,
     repurchase price
     $2,366,035 (collateralized by
     U.S. Treasury Note, due 02/28/01,
     5.000%, par value $2,420,000,
     market value $2,416,975)          2,365         2,365
   State Street Bank 5.25%, dated
     09/29/00, matures 10/02/00,
     repurchase price $3,691,614
     (collateralized by U.S. Treasury
     Note, due 05/15/06, 6.875%, par
     value $3,520,000, market value
     $3,765,883)                       3,690         3,690
   State Street Bank 5.25%, dated
     09/29/00, matures 10/02/00,
     repurchase price $9,707,245
     (collateralized by U.S. Treasury
     Note, due 05/15/06, 6.875%, par
     value $9,255,000, market value
     $9,901,490)                       9,703         9,703
                                                ----------
Total Repurchase Agreements
   (Cost $167,079)                                 167,079
                                                ----------
Total Investments -- 99.4%
   (Cost $2,779,731)                             2,935,892
                                                ----------
Other Assets and Liabilities, Net -- 0.6%           18,452
                                                ----------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                                 Market
Description                           Shares    Value (000)
-------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   239,644,354 outstanding shares of
   beneficial interest                          $2,743,955
Portfolio Shares of Class D (unlimited
   authorization -- no par value) based
   on 38,677 outstanding shares
   of beneficial interest                              402
Undistributed net investment income                 11,701
Accumulated net realized gain on investments        45,730
Net unrealized appreciation on investments         156,161
Net unrealized depreciation on
   futures contracts                                (3,530)
Net unrealized depreciation on forward
   foreign currency contracts, foreign
   currency, and translation of other assets
   and liabilities denominated in foreign
   currency                                            (75)
                                                ----------
 Total Net Assets -- 100.0%                     $2,954,344
                                                ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A                        $12.33
                                                ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS D                        $12.21
                                                ==========
MAXIMUM OFFERING PRICE PER SHARE --
   CLASS D ($12.21 / 95%)                           $12.85
                                                ==========

* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
GDR -- GLOBAL DEPOSITORY RECEIPT
JPY -- JAPANESE YEN
RNC -- RISPARMIO NON-CONVERTIBLE
(1) SECURITY FAIR VALUED USING METHODS DETERMINED IN GOOD FAITH BY THE VALUATION COMMITTEE OF THE BOARD OF TRUSTEES.
(2) SECURITY PLEDGED AS COLLATERAL ON OPEN FUTURES CONTRACTS.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO "0".
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


EMERGING MARKETS
EQUITY FUND

FOREIGN COMMON STOCKS -- 89.2%
ARGENTINA -- 0.8%
   Acindar Industria Argentina
     de Aceros*                      126,791    $      115
   Banco Frances ADR                  13,570           282
   Banco Hipotecario*                 47,000           364
   Grupo Financiero Galacia ADR*      38,167           572
   Irsa Inversiones y
     Representaciones GDR             13,720           316
-------------------------------------------------------------------------------
                                                 Market
Description                           Shares    Value (000)
-------------------------------------------------------------------------------
   Perez Companc ADR                  34,400    $      563
   Quilmes Industrial ADR            324,440         3,407
   Siderar, Series A*                 62,535           184
   Telecom Argentina ADR             225,570         4,878
                                                ----------
                                                    10,681
                                                ----------
BRAZIL -- 8.1%
   Aracruz Celulose ADR              288,046         4,771
   Banco Bradesco ADR                  1,700            14
   Brasil Telecom
     Participacoes ADR                52,100         3,035
   Cemig ADR                          44,260           734
   Centrais Eletricas Brasileiras 102,160,300        1,988
   Centrais Eletricas
     Brasileiras ADR                  36,240           354
   Cia de Bebidas sas
     Americas ADR*                   274,281         6,068
   Cia Paranaense Energia ADR        401,564         3,564
   Cia Saneamento Basico          10,968,000         1,058
   Cia Siderurgica Nacional       51,701,300         1,633
   Cia Siderurgica Nacional ADR       11,100           350
   Cia Vale do Rio Doce ADR          113,505         2,831
   Companhia Brasileira de
     Distribuicao Grupo
     de Acucar ADR                   135,400         5,035
   Embratel Participacoes ADR        440,831         8,155
   Empresa Bras de
     Aeronautica ADR*                114,600         3,553
   Globo Cabo ADR                    106,400         1,423
   Petroleo Brasileiro                87,566         2,620
   Petroleo Brasileiro ADR           215,095         6,156
   Petroleo Brasileiro ADR*          750,000        22,547
   Tele Celular Sul
     Participacoes ADR                42,100         1,263
   Tele Leste Celular
     Participacoes ADR                 4,300           173
   Tele Nordeste Celular
     Participacoes ADR                 2,100            99
   Tele Norte Celular
     Participacoes ADR                 2,050            82
   Tele Norte Leste
     Participacoes ADR               435,228         9,956
   Telecomunicacoes
     Brasileiras ADR                  36,900         2,920
   Telesp Celular Participacoes
     ADR                             165,590         5,454
   Telesp Celular Participacoes
     ADR Rights*                      24,375            --
   Telesp Celular Participacoes
     Rights*                      10,398,868            --
   Ultrapar Participacoes ADR         57,100           657
   Uniao de Bancos Brasileiros
     GDR                             209,631         6,918

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2000

EMERGING MARKETS
EQUITY FUND--CONTINUED
--------------------------------------------------------------------------------
                                                   Market
Description                           Shares     Value (000)
--------------------------------------------------------------------------------
   Votorantim Celulose e
     Papel ADR                        59,540    $    1,172
                                                ----------
                                                   104,583
                                                ----------
CROATIA -- 0.0%
   Pliva d.d. GDR 144a                50,000           540
                                                ----------
CHILE -- 1.5%
   A.F.P. Provida ADR                 12,000           251
   Banco De A. Edwards ADR*           99,969         1,300
   Banco Santander ADR                25,455           372
   Banco Santiago ADR                 41,645           812
   Cervecerias Unidas ADR             85,903         1,933
   Chilectra ADR                     138,405         1,828
   Compania Cervecerias
     Unidas ADR                       30,500           686
   Compania Telecomunicaciones
     de Chile ADR*                   285,420         4,959
   Cristalerias de Chile ADR           2,500            38
   Distribucion y Servicio ADR       133,223         2,173
   Endesa ADR                         63,311           696
   Enersis ADR*                      125,447         2,235
   Enersis ADR Rights*                47,592             6
   Gener ADR                          24,400           319
   Quinenco ADR                      131,600         1,135
                                                ----------
                                                    18,743
                                                ----------
CHINA -- 2.0%
   Beijing Datang Power              753,000           158
   China Eastern Airlines*         5,726,000           918
   China Southern Airlines*        2,804,000           872
   Guangdong Kelon Electric          563,000           148
   Guangshen Railway              12,621,000         1,667
   Huaneng Power International    10,384,000         4,362
   Huaneng Power
     International ADR                19,000           304
   Jingwei Textile Machinery*      4,060,000           583
   PetroChina                     51,193,600        10,440
   PetroChina ADR*                    19,300           381
   Qingling Motors                 1,754,000           236
   Shandong International Power
     Development                   1,494,000           240
   Shanghai Petrochemical          6,766,000           902
   Shenzhen Expressway             1,469,000           185
   Yizheng Chemical Fibre          8,600,000         1,886
   Zhejiang Expressway            11,570,000         1,959
                                                ----------
                                                    25,241
                                                ----------
COLOMBIA -- 0.0%
   Bavaria                            26,260            83
                                                ----------
CZECH REPUBLIC -- 0.6%
   Ceska Sporitelna*                 127,000           656
   Ceske Radiokomunikace GDR*         12,700           478
   Ceske Radiokomunikace
     GDR* 144a (A)                    53,100         1,997
   Cesky Telecom*                    150,800         1,987
   Cesky Telecom GDR*                 44,050           583
--------------------------------------------------------------------------------
                                                   Market
Description                           Shares     Value (000)
--------------------------------------------------------------------------------
   CEZ*                              636,385    $    1,687
   Komercni Banka*                    29,900           606
                                                ----------
                                                     7,994
                                                ----------
EGYPT -- 0.2%
   Commercial International
     Bank GDR*                        45,400           360
   Misr International Bank            35,200           182
   Mobinil Egyptian Mobile Network*    9,000           200
   Orascom Telecom GDR*               82,400           534
   Paints & Chemical Industry GDR*   135,000           321
   Suez Cement ADR* 144a (A)          37,800           322
                                                ----------
                                                     1,919
                                                ----------
GREECE -- 3.3%
   Alpha Bank                        198,136         7,828
   Commercial Bank of Greece          46,025         2,351
   Delta Informatics                  59,500           515
   Folli - Follie                    100,150         2,063
   Hellenic Telecommunications
     Organization                    501,798         9,652
   Hellenic Telecommunications
     Organization ADR                 80,000           740
   Intracom                          152,850         5,202
   Lambrakis Press                    20,300           484
   MJ Maillis                         88,070         1,135
   National Bank of Greece           220,728         9,085
   Panafon                           139,000         1,330
   Piraeus Bank                       36,500           620
   Stet Hellas Telecommunication
     ADR*                             79,700         1,186
                                                ----------
                                                    42,191
                                                ----------
HONG KONG -- 5.9%
   Brilliance China Automotive*    8,920,000         2,717
   China Merchants Holdings
     International                   866,000           661
   China Mobile*                   5,621,500        37,311
   China Pharmaceutical            1,606,000           179
   China Resources Beijing Land    6,408,000         1,323
   China Resources Enterprises       964,000         1,150
   China Travel International      8,756,000         1,157
   China Unicom*                   4,814,000        10,774
   China Unicom ADR*                  81,000         1,767
   Citic Ka Wah Bank               2,079,000           693
   Citic Pacific                   1,030,000         4,439
   Cosco Pacific                   4,886,000         3,697
   Greencool Technology*             858,000           195
   Hengan International Group        180,000            45
   Legend Holdings                 7,025,000         6,667
   Mandarin Oriental                 337,000           219
   Shanghai Industrial Holdings    1,701,000         3,294
                                                ----------
                                                    76,288
                                                ----------
HUNGARY -- 0.9%
   BorsodChem GDR                     12,600           315
   Egis                               37,100         1,659

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                                   Market
Description                           Shares     Value (000)
-------------------------------------------------------------------------------
   Gedeon Richter ADR                  2,500    $      132
   Gedeon Richter GDR                 11,795           619
   Matav ADR                         246,710         5,813
   Mol Magyar Olaj ES Gazipari
     GDR                              67,490         1,110
   OTP Bank GDR                       35,520         1,825
                                                ----------
                                                    11,473
                                                ----------
INDIA -- 3.7%
   Aptech GDR*                       410,963         1,983
   Bajaj Auto GDR                     73,000           511
   Bses GDR                          259,850         4,060
   Gas Authority of India GDR         91,000           507
   Grasim Industries GDR              29,000           159
   Gujarat Ambuja Cement GDR         660,500         2,138
   ICICI Banking ADR*                184,775         1,363
   ICICI Limited ADR                 284,580         3,130
   Indian Hotels GDR* 144a (A)        64,000           296
   Infosys Technologies ADR           38,400         5,069
   ITC GDR                           272,100         4,592
   Mahanagar Telephone
     Nigam GDR                       620,400         3,071
   Mahindra & Mahindra GDR*          678,000         2,661
   Ranbaxy Laboratories GDR          140,000         2,292
   Reliance Industries GDR           383,100         5,986
   SSI GDR*                          406,800         2,359
   SSI GDR* 144a (A)                  96,900           567
   State Bank of India GDR           432,400         3,221
   Tata Engineering &
     Locomotive GDR* 144a (A)        158,000           312
   UTI India IT Fund*                 33,000           971
   Videsh Sanchar Nigam ADR           40,000           320
   Videsh Sanchar Nigam GDR          212,500         1,742
                                                ----------
                                                    47,310
                                                ----------
INDONESIA -- 0.6%
   Astra International*            1,333,000           352
   Gudang Garam                    1,326,000         1,584
   Hanjaya Mandala Sampoerna         981,500         1,259
   Indah Kiat Pulp & Paper*        1,919,000           256
   Indofood Sukses Makmur*         7,682,500           744
   Indosat ADR                        40,000           320
   Telekomunikasi                  8,264,460         2,618
   Telekomunikasi ADR                 40,000           250
                                                ----------
                                                     7,383
                                                ----------
ISRAEL -- 3.3%
   AudioCodes*                        18,600         1,583
   Bank Hapoalim                   2,055,100         6,302
   Bank Leumi Le Israel*             583,300         1,310
   Blue Square-Israel ADR             85,100           957
   Check Point Software
     Technologies*                   101,250        15,947
   ECI Telecom                        42,700         1,308
   Gilat Satellite Networks*           6,200           477
--------------------------------------------------------------------------------
                                                   Market
Description                           Shares     Value (000)
--------------------------------------------------------------------------------
   M-Systems Flash Disk Pioneer       62,000      $  2,368
   Nice Systems ADR*                  11,160           804
   Orbotech*                          22,500         1,230
   Tecnomatix Technologies*           15,000           188
   Teva Pharmaceutical  ADR          137,800        10,085
                                                ----------
                                                    42,559
                                                ----------
MALAYSIA -- 5.1%
   AMMB Holdings Berhad            3,312,600         3,278
   British American Tobacco          472,000         4,441
   Genting Berhad                  1,716,800         4,382
   IOI Corporation Berhad          7,850,000         5,991
   JT International Berhad           131,000           124
   Malayan Banking Berhad          3,181,000        12,222
   Malaysian Pacific Industries      738,000         4,904
   Mesiniaga Berhad                  626,000         1,087
   New Straits Times Press         1,077,000         1,616
   OYL Industries Berhad             718,000         2,513
   Sime Darby Berhad                 685,000           772
   Telekom Malaysia                2,853,000         7,508
   Tenaga Nasional                 4,716,000        14,024
   United Engineers                1,773,000         2,776
                                                ----------
                                                    65,638
                                                ----------
MEXICO -- 11.8%
   Alfa, Series A                  1,693,449         3,554
   Apasco                             47,400           251
   Carso Global Telecom*           1,231,268         2,986
   Cemex ADR                         151,262         3,035
   Cemex CPO                       2,036,043         8,192
   Coca-Cola Femsa ADR               204,245         4,085
   Consorcio ARA*                     68,000           110
   Controladora Comerical
     Mexicana GDR                     15,500           354
   Corporacion Interamericana
     de Entretenimiento Rights*    2,048,800            --
   Corporacion Interamericana
     de Entretenimiento*           2,048,800         9,925
   Desc, Series B                    826,500           464
   Empresas ICA Sociedad
     Controladora*                   487,532           130
   Empresas ICA Sociedad
     Controladora ADR*               116,734           204
   Fomento Economico Mexica
     Units                         1,751,989         6,808
   Fomento Economico Mexicano
     ADR                              16,911           660
   Grupo Aeroportuario ADR*           40,300           612
   Grupo Aeroportuario, Series B*  1,193,300         1,797
   Grupo Carso, Series A1*           611,470         1,816
   Grupo Continental                 190,000           231
   Grupo Financiero Banamex
     Accival*                      2,321,285        10,643
   Grupo Financiero Banorte*         716,327           934
                                                                              17

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2000


EMERGING MARKETS
EQUITY FUND--CONTINUED
-------------------------------------------------------------------------------
                                                    Market
Description                           Shares     Value (000)
-------------------------------------------------------------------------------
   Grupo Financiero BBVA
     Bancomer*                     7,028,810    $    4,049
   Grupo Industria Bimbo,
     Series A                        275,633           458
   Grupo Iusacell ADR*                74,100           880
   Grupo Mexico, Series B            248,070           946
   Grupo Modelo, Series C          1,310,000         3,066
   Grupo Sanbornis, Series B*        276,775           422
   Grupo Televisa GDR                194,949        11,246
   Kimberly-Clark de Mexico        1,424,604         3,741
   Organizacion Soriana              409,383         1,496
   Panamerican Beverages             126,732         2,154
   Pepsi-Gemex GDR*                  128,500           691
   Telefonos de Mexico ADR           866,024        46,061
   Tubos de Acero de Mexico ADR      110,757         1,855
   TV Azteca ADR                     518,300         6,673
   TV Azteca CPO                     600,000           478
   Vitro ADR                         155,980           409
   Walmart de Mexico ADR,
     Class V*                        143,672         2,999
   Walmart de Mexico, Series C*    1,896,805         3,752
   Walmart de Mexico, Series V*    1,311,344         2,722
                                                ----------
                                                   150,889
                                                ----------
PANAMA -- 0.0%
   Banco Latinoamericano de
     Exportaciones                    16,000           444
                                                ----------
PERU -- 0.2%
   Buenaventura ADR                   68,018           961
   Credicorp                         169,769         1,231
                                                ----------
                                                     2,192
                                                ----------
PHILIPPINES -- 0.4%
   ABS-CBN Broadcasting ADR          536,900           500
   Bank of Philippine Islands        144,500           170
   La Tondena Distillers           1,025,900           688
   Manila Electric                   856,100           982
   Philippine Long Distance           34,500           605
   Philippine Long Distance ADR       22,800           390
   SM Prime Holdings              11,643,900         1,185
   Universal Robina                  300,000            30
                                                ----------
                                                     4,550
                                                ----------
POLAND -- 1.0%
   Bank Polska Kasa Opieki*           58,800           716
   Bank Rozwoju Eksportu              18,558           561
   Elektrim*                         223,400         2,016
   Kghm Polska Meidz GDR             125,320         1,588
   Netia Holdings ADR*                26,400           393
   Optimus*                           14,265           456
   Polski Koncern Naftowy
     GDR 144a (A)                     25,000           199
   Polski Koncern Naftowy GDR        105,000           811
-------------------------------------------------------------------------------
                                                    Market
Description                           Shares     Value (000)
-------------------------------------------------------------------------------
   Powszechny Bank Kredytowy
     GDR*                             25,800    $      517
   Prokom Software                    28,400         1,266
   Prokom Software GDR                46,900         1,049
   Softbank GDR                       21,100           320
   Telekomunikacja Polska            579,020         2,967
                                                ----------
                                                    12,859
                                                ----------
RUSSIA -- 3.3%
   AO Tatneft ADR                    116,309         1,156
   Golden Telecom*                     5,000            87
   Lukoil Holdings ADR               321,360        17,996
   Lukoil Holdings ADR                52,800         1,175
   Lukoil Holdings ADR                 5,800           325
   Mobile Telesystems  ADR*           30,387           771
   Norilsk Nickel*                   109,100           842
   Rostlecom ADR                     125,770         1,108
   Surgutneftegaz ADR                690,700        10,101
   Surgutneftegaz ADR                141,400         2,068
   Surgutneftegaz ADR                 76,900         1,000
   Unified Energy Systems GDR        471,460         6,318
                                                ----------
                                                    42,947
                                                ----------
SINGAPORE -- 0.8%
   Datacraft Asia*                 1,110,760         9,219
   Del Monte Pacific                 803,000           196
   Elec & Eltek International        125,000           348
   Golden Agri-Resources*          1,050,000           172
   NatSteel Electronics              281,000           727
                                                ----------
                                                    10,662
                                                ----------
SOUTH AFRICA -- 8.7%
   ABSA Group                        632,500         2,391
   African Bank Investments*       1,408,800         1,268
   African Oxygen                    725,731         1,236
   Anglo American                    124,700         6,580
   Anglo American Platinum           198,900         7,663
   Barloworld                        297,900         1,836
   Bidvest Group                     335,278         2,298
   Billiton                          550,900         1,953
   BOE Corporation                 2,837,134             4
   BOE Limited                     1,857,050         1,052
   Comparex Holdings*                570,400           825
   Computer Configurations
     Holdings*                       111,500            80
   De Beers Consolidated
     Mines Units                      12,600           350
   Del Monte Royal Foods              32,900            22
   Dimension Data Holdings
     (GBP)*                           95,300           883
   Dimension Data Holdings*        1,873,189        17,328
   Fedsure Holdings                   98,700           383
   FirstRand                       5,652,600         5,480

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                   Market
Description                          Shares      Value (000)
--------------------------------------------------------------------------------
   Foschini                          771,441    $    1,175
   Gencor                          1,314,400         4,587
   Gold Fields                       602,757         1,912
   Illovo Sugar                      250,400           180
   Impala Platinum Holdings           95,700         4,138
   Imperial Holdings*                422,908         3,297
   Investec Group                    110,100         3,522
   Iscor*                             79,200           165
   Ixchange Technology Holdings*      93,200           110
   JD Group                           81,900           544
   Johnnic Communications            106,581         2,199
   Johnnis Holdings                   96,200         1,248
   Liberty Group                     170,500         1,495
   Metro Cash & Carry              1,309,914           753
   MIH Holdings*                     169,100           864
   Murray & Roberts Holdings*        281,600           142
   Nampak                            852,897         1,571
   Naspers                            88,600           724
   Nedcor                            178,029         3,826
   New Africa Investments,
     Series N*                     2,015,700           449
   Old Mutual                        614,900         1,473
   Pick'n Pay Holdings             1,012,724           673
   Pretoria Portland Cement           23,700           167
   Profurn                         1,736,500         1,034
   Remgro*                           388,068         2,292
   Reunert                            69,700           109
   Sage Group                         52,000           103
   Sanlam                          3,183,500         3,659
   Sappi                             338,600         2,509
   Sasol                           1,090,700         8,610
   South African Breweries           538,074         3,644
   South African Breweries (GBP)      50,000           340
   Standard Bank Investment           15,340            59
   Tiger Brands                       80,700           631
   Venfin                            388,068         1,357
   Wooltru                            23,820            28
   Wooltru, Series N                 148,260           174
   Woolworths Holdings               370,600           172
                                                ----------
                                                   111,567
                                                ----------
SOUTH KOREA -- 12.2%
   Hite Brewery                      118,645         4,782
   Housing & Commercial Bank         313,747         7,428
   Housing & Commercial
     Bank GDR 144a (A)                25,000           595
   Hyundai Electronics*              639,780         9,151
   Hyundai Motor                     187,870         2,443
   Hyundai Motor GDR 144a*  (A)       50,000           353
   Kookmin Bank                      656,377         7,828
   Kookmin Bank  GDR                  50,000           621
   Korea Electric Power              744,560        19,429
   Korea Electric Power ADR           77,000         1,006
--------------------------------------------------------------------------------
                                                   Market
Description                          Shares      Value (000)
--------------------------------------------------------------------------------
   Korea Telecom                     233,807    $   14,006
   Korea Telecom ADR                  31,600         1,063
   Korea Telecom Freetel*             30,910         1,353
   Locus*                              7,387           188
   Pohang Iron & Steel                51,730         3,850
   Pohang Iron & Steel ADR            52,000           969
   Samsung Electronics               256,896        46,535
   Samsung Electronics GDR             6,000           561
   Samsung Eletro-Mechanics*         145,980         4,935
   Samsung SDI GDR*                   35,000           346
   Samsung Securities                 94,500         1,911
   Shinhan Bank                      135,880         1,523
   SK Telecom                         64,460        15,723
   SK Telecom ADR                    413,300        10,591
                                                ----------
                                                   157,190
                                                ----------
TAIWAN -- 10.3%
   Accton Technology GDR*            783,294         2,996
   Acer Communications &
     Multimedia                      979,200         1,938
   Acer GDR                          638,887         3,466
   Advanced Semiconductor
     Engineering GDR*                420,992         2,873
   Advanced Semiconductor
     Engineering*                    967,303         1,331
   Ase Test                          217,800         4,574
   Asia Cement GDR                    24,128           115
   Asustek Computer                  268,448         1,422
   Asustek Computer GDR              903,191         4,990
   Bank Sinopac*                   7,774,900         4,169
   Cathay Life Insurance           1,317,360         2,943
   China Development Industrial
     Bank*                           413,200           390
   China Steel                     1,071,000           691
   China Steel GDR                   186,370         2,376
   Chinatrust Commercial Bank*     3,510,280         2,633
   Compal Electronics GDR*            59,000           462
   Delta Electronic Industrial     1,409,750         5,017
   D-Link                          1,024,300         1,667
   D-Link GDR                         35,000           283
   Evergreen Marine GDR*             218,721         1,427
   Far Eastern Textile             1,279,040         1,368
   Far Eastern Textile GDR           424,854         4,535
   Fubon Insurance GDR               249,254         1,427
   HON HAI Precision Industry        350,000         2,301
   HON HAI Precision Industry
     GDR                             548,058         7,070
   HUA NAN Commercial Bank           119,000            86
   Macronix International*           706,000         1,124
   Macronix International ADR         99,434         1,529
   NAN YA Plastic                  1,138,600         1,599
   Powerchip Semiconductor GDR*      169,688         1,841
   President Chain Store             839,000         2,651

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2000

EMERGING MARKETS
EQUITY FUND--CONTINUED
--------------------------------------------------------------------------------
                                                   Market
Description                          Shares      Value (000)
--------------------------------------------------------------------------------
   Ritek GDR*                        314,398    $    2,091
   Siliconware Precision
     Industries ADR*                 258,210         1,275
   Standard Foods Taiwan GDR*        120,000           237
   Synnex Technology International   357,928         1,131
   Synnex Technology International
     GDR*                            250,289         3,141
   Taiwan Semiconductor
     Manufacturing*                2,538,000         8,425
   Taiwan Semiconductor
     Manufacturing ADR*              811,443        16,533
   Taiwan Semiconductor
     Manufacturing Warrants*       1,351,400         5,742
   Tatung                             80,000            43
   United Microelectronics*        2,396,660         5,125
   United Microelectronics*          927,400        11,013
   Winbond Electronics*               88,000           133
   Winbond Electronics GDR*          207,773         3,070
   Yageo*                          1,437,750         1,143
   Yageo GDR*                        311,489         1,238
                                                ----------
                                                   131,634
                                                ----------
THAILAND -- 1.0%
   Advanced Info Service `F'*        329,500         2,780
   Hana Microelectronics  `F'        438,400         1,205
   National Petrochemical `F'      1,559,000         1,062
   PTT Exploration `F'               835,000         2,117
   Saha Union `F'                    142,000            35
   Shin Corporations `F'*            107,500           369
   Siam Cement `F'*                   83,100           658
   Siam Makro `F'                    804,100           953
   Telecomasia `F'*                3,393,000         2,272
   Thai Farmers Bank `F'*          3,090,500         1,575
                                                ----------
                                                    13,026
                                                ----------
TURKEY -- 2.7%
   Akbank                         35,000,000           179
   Akcimento Ticaret              64,600,000           718
   Aksigorta                      42,000,000           678
   Alarko Holdings                18,387,500           629
   Anadolu Efes Biracilik Ve
     Malt Sanayii*                29,054,281         1,724
   Arcelik                        61,458,585         1,431
   Aygaz                          18,769,000           642
   Dogan Sirketler Grubu
     Holdings*                    34,000,000           639
   Dogan Yayin Holding*          193,228,446         2,207
   Eregli Demir Ve Celik Fabrik*  48,017,200         1,371
   Finansbank*                   149,150,000           314
   Hurriyet Gazeteci*            196,577,910         1,861
   KOC Holding                    26,541,700         1,157
   Migros Turk                    11,623,754         1,380
   Netas Telekomunik               8,200,000           789
   Sabanci Holding                40,029,840           325
   Trakya CAM Sanayii             57,189,200           516
--------------------------------------------------------------------------------
                                                   Market
Description                          Shares      Value (000)
--------------------------------------------------------------------------------
   Turk Ekonomi Bankasi*         184,500,000    $      679
   Turk Ekonomi Bankasi GDR*         105,000           381
   Turkcell Iletisim Hizmet*       9,018,900           407
   Turkcell Iletisim Hizmet ADR*     136,841         1,505
   Turkiye Garanti Bankasi*      332,529,300         2,848
   Turkiye IS Bankasi            321,386,800         5,433
   Uzel Makina Sanayii ADR*           45,000           134
   Vestel Elektronik Sanayi*      11,444,800         2,107
   Yapi VE Kredi Bankasi*        678,313,935         4,892
                                                ----------
                                                    34,946
                                                ----------
UNITED STATES -- 0.6%
   Compaq Manufacturing
     Warrants*                       779,000         4,261
   StarMedia Network*                 39,200           294
   Tricom ADR*                       189,600         2,891
                                                ----------
                                                     7,446
                                                ----------
VENEZUELA -- 0.2%
   Compania Anonima Nacional
     Telefonos ADR                   127,270         3,110
                                                ----------
Total Foreign Common Stocks
   (Cost $1,102,837)                             1,146,088
                                                ----------

FOREIGN PREFERRED STOCKS -- 3.6%
BRAZIL -- 3.5%
   Banco Bradesco                567,014,381         4,690
   Banco Itau                     57,542,320         5,115
   Brasil Telecom                165,219,600         1,433
   Brasil Telecom Participacoes  104,318,297         1,216
   Celular CRT Participacoes*      9,987,484         3,464
   Cemig CIA Energy               93,807,175         1,553
   Centrais Eletricas Brasileiras
     ADR                              57,200           581
   Centrais Eletricas Brasileiras,
     Series B                     96,484,600         1,960
   Cia de Bebidas das Americas       903,700           994
   CIA Riograndense
     Telecomunicaoes*              6,940,641         2,690
   CIA Vale do Rio Doce
     Unconverted Participants*         8,352            --
   CIA Vale do Rio, Series A         318,088         7,982
   Companhia Paranese de
     Energia, Series B           108,731,969           972
   Embratel Participacoes        149,117,200         2,748
   Gerdau                        156,704,000         2,009
   Itausa Investimentos            1,663,362         1,686
   Petrol Brasileiro                  43,300         1,237
   Tele Leste Celular
     Participacoes*              921,758,653           754
   Tele Nordeste Celular
     Participacoes                86,744,800           207
   Tele Norte Celular
     Particacoes                 768,650,400           621

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                    Shares/Face    Market
Description                        Amount (000)  Value (000)
-------------------------------------------------------------------------------
   Tele Norte Leste
     Participacoes*               58,665,078    $    1,335
   Telesp Celular Participacoes  103,988,692         1,370
   Usinas Sider de Minas Gerais      125,331           713
                                                ----------
                                                    45,330
                                                ----------
THAILAND -- 0.1%
   Siam Commercial Bank `F'*       4,250,300         1,637
                                                ----------
Total Foreign Preferred Stocks
   (Cost $34,488)                                   46,967
                                                ----------

EQUITY LINKED WARRANTS (B) -- 2.4%
INDIA -- 2.4%
   Dr. Reddy's Laboratories*          54,550         1,493
   Gujarat Ambuja Cement*            224,000           757
   Hero Honda Motors*                 87,500         1,579
   Hindustan Lever*                  833,750         3,790
   ICICI Bank*                       522,397         1,724
   Infosys Technologies*              25,250         4,040
   ITC*                               29,000           453
   Larsen & Toubro*                  336,075         1,213
   Mahanagar Telephone Nigam*        270,000           645
   Mahindra & Mahindra*              330,000         1,327
   Nestle India*                     134,000         1,435
   Ranbaxy Laboratories*             216,500         3,005
   Satyam Computer Services*         370,000         3,928
   SSI*                                7,200           375
   State Bank of India*              184,200           710
   Sun Pharmaceutical Industries*    211,291         2,001
   Videsh Sanchar Nigam*             135,820         2,163
                                                ----------
                                                    30,638
                                                ----------
Total Equity Linked Warrants
   (Cost $34,423)                                   30,638
                                                ----------

REPURCHASE AGREEMENTS -- 4.0%
   J.P. Morgan
     6.60%, dated 09/29/00, matures
     10/02/00, repurchase price
     $19,293,724 (collateralized by
     FHLB, due 10/25/00, par value
     $19,765,000, market value
     $19,669,693)                    $19,283        19,283
   State Street Bank
     5.25%, dated 09/29/00, matures
     10/02/00, repurchase price
     $7,012,066 (collateralized by
     U.S. Treasury Note, due
     05/15/06, 6.875%, par value
     $6,685,000, market value
     $7,151,967)                       7,009         7,009

-------------------------------------------------------------------------------
                                      Face          Market
Description                         Amount (000)   Value (000)
-------------------------------------------------------------------------------
   State Street Bank 5.25%, dated
     09/29/00, matures 10/02/00,
     repurchase price $5,414,368
     (collateralized by U.S. Treasury
     Note, due 05/15/06, 6.875%, par
     value $5,160,000, market
     value $5,520,441)               $ 5,412    $    5,412
   State Street Bank
     5.25%, dated 09/29/00, matures
     10/02/00, repurchase price
     $13,362,844 (collateralized by
     U.S. Treasury Note, due
     05/15/06, 6.875%, par value
     $12,735,000, market value
     $13,624,578)                     13,357        13,357
   State Street Bank 5.25%, dated
     09/29/00, matures 10/02/00,
     repurchase price $2,327,018
     (collateralized by U.S.
     Treasury Note, due 05/15/06,
     6.875%, par value $2,220,000,
     market value $2,375,074)          2,326         2,326
   State Street Bank 5.25%, dated
     09/29/00, matures 10/02/00,
     repurchase price $2,265,991
     collateralized by U.S. Treasury
     Note, due 05/31/01, 5.250%, par
     value $2,290,000, market value
     $2,312,900)                       2,265         2,265
   State Street Bank 5.25%, dated
     09/29/00, matures 10/02/00,
     repurchase price $1,605,702
     (collateralized by U.S. Treasury
     Note, due 02/28/01, 5.000%, par
     value $1,640,000, market value
     $1,637,950)                       1,605         1,605
                                                ----------
Total Repurchase Agreements
   (Cost $51,257)                                   51,257
                                                ----------
Total Investments -- 99.2%
   (Cost $1,223,005)                             1,274,950

Other Assets and Liabilities, Net -- 0.8%           10,083
                                                ----------

STATEMENT OF NET ASSETS/SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2000

EMERGING MARKETS
EQUITY FUND--CONCLUDED
-------------------------------------------------------------------------------
                                    Face Amount    Market
Description                          (000) (1)   Value (000)
-------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Class A (unlimited
   authorization -- no par value) based
   on 139,780,944 outstanding shares
   of beneficial interest                       $1,405,043
Accumulated net investment loss                     (3,768)
Accumulated net realized loss
   on investments                                 (168,184)
Net unrealized appreciation
   on investments (1)                               51,919
Net unrealized appreciation on
   forward foreign currency
   contracts, foreign currency
   and translation of other
   assets and liabilities
   in foreign currency                                  23
                                                ----------
 Total Net Assets -- 100.0%                     $1,285,033
                                                ==========

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE -- CLASS A             $9.19
                                                ==========

*NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
`F' -- FOREIGN SHARES
GBP -- GREAT BRITAIN POUND STERLING
GDR -- GLOBAL DEPOSITORY RECEIPT
(1) NET OF $25,749 ACCRUED FOREIGN CAPITAL GAIN TAXES ON APPRECIATED SECURITIES.
(A) SECURITES SOLD WITHIN TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS". THESE SECURITIES HAVE BEEN DETERMINED TO BE LIQUID UNDER GUIDELINES ESTABLISHED BY THE BOARD OF TRUSTEES.
(B) SECURITIES ARE NOT READILY MARKETABLE. SEE NOTE 2 IN NOTES TO FINANCIAL STATEMENTS.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

INTERNATIONAL FIXED
INCOME FUND

FOREIGN BONDS -- 79.2%
AUSTRALIA -- 0.5%
   Government of Australia
      8.750%, 08/15/08                 8,320      $  5,203
                                                  --------
BELGIUM -- 5.5%
   Belgium Treasury Bill
      4.330%, 12/07/00                65,000        56,913
                                                  --------
CANADA -- 5.1%
   Government of Canada
      9.000%, 06/01/25                 6,460         6,024
      5.500%, 06/01/09                34,055        22,257
   Government of Canada
     Treasury Bill
      5.600%, 11/23/00                36,970        24,369
                                                  --------
                                                    52,650
                                                  --------
-------------------------------------------------------------------------------
                                    Face Amount    Market
Description                          (000) (1)   Value (000)
-------------------------------------------------------------------------------
CAYMAN ISLANDS -- 1.9%
   MBNA Europe (A)
      4.981%, 05/19/04          EC    21,860      $ 19,282
                                                  --------
DENMARK -- 1.3%
   Kingdom of Denmark
      7.000%, 11/15/07               103,920        13,229
                                                  --------
FRANCE -- 3.8%
   Government of France
     Treasury Bill
      4.500%, 11/16/00                44,300        38,860
                                                  --------
GERMANY -- 26.3%
   Bundesobligation
      5.000%, 05/20/05                83,800        73,621
   Bundesschatzanweisungen
      3.000%, 12/15/00                29,670        26,083
   Deutsche Ausgleichbk
      1.850%, 09/20/10         JPY 1,195,000        10,981
   Deutschland Republic
      6.250%, 01/04/24                41,988        39,834
      5.375%, 01/04/10                57,942        51,722
   KFW International Finance
      6.625%, 04/15/03                   583           528
   Deutschland Republic
      6.000%, 01/04/07                75,445        69,230
                                                  --------
                                                   271,999
                                                  --------
GREECE -- 3.6%
   Government of Greece
      8.700%, 04/08/05             6,375,500        18,425
      8.600%, 03/26/08             6,055,500        18,154
                                                  --------
                                                    36,579
                                                  --------
HUNGARY -- 2.2%
   Government of Hungary
     10.500%, 05/12/04             6,618,970        22,625
                                                  --------
ITALY -- 5.2%
   Republic of Italy
      4.500%, 07/15/03                28,484        24,837
      1.800%, 02/23/10         JPY 3,173,000        29,275
                                                  --------
                                                    54,112
                                                  --------
JAPAN -- 6.0%
   Asian Development Bank
      3.125%, 06/29/05             3,488,000        35,033
   European Investment Bank
      3.000%, 09/20/06               341,000         3,437
   Export-Import Bank
      2.875%, 07/28/05             2,390,000        23,812
                                                  --------
                                                    62,282
                                                  --------
NETHERLANDS -- 3.9%
   Kingdom of Netherlands
      5.500%, 01/15/28                46,312        40,074
                                                  --------

--------------------------------------------------------------



INTERNATIONAL FIXED
INCOME FUND--CONCLUDED
-------------------------------------------------------------
                                   Face Amount    Market
Description                         (000) (1)   Value (000)
-------------------------------------------------------------
POLAND -- 1.9%
   Government of Poland
      8.500%, 02/12/05               115,369    $   20,041
                                                ----------
SPAIN -- 2.8%
   Government of Spain
      4.250%, 07/30/02                32,990        28,648
                                                ----------
SWEDEN -- 2.0%
   Kingdom of Sweden
     10.250%, 05/05/03               181,000        21,180
                                                ----------
UNITED KINGDOM -- 7.2%
    European Investment Bank
      6.000%, 12/07/28                 3,630         5,589
   United Kingdom Treasury
     8.500%, 07/16/07                  6,135        10,549
      8.000%, 12/07/15                 9,225        17,837
      6.750%, 11/26/04                26,320        40,479
                                                ----------
                                                    74,454
                                                ----------
Total Foreign Bonds
   (Cost $867,561)                                 818,131
                                                ----------
DOMESTIC BONDS -- 4.0%
UNITED STATES -- 4.0%
   KFW International Finance
      1.750%, 03/23/10         JPY 4,521,000        41,386
                                                ----------
Total Domestic Bonds
   (Cost $42,193)                                   41,386
                                                ----------
U.S. TREASURY OBLIGATIONS -- 6.6%
   U.S. Treasury Bill (2)
      6.090%, 12/21/00                68,040        67,128
   U.S. Treasury Note
      6.000%, 08/15/09                 1,000         1,004
                                                ----------
Total U.S. Treasury Obligations
   (Cost $68,121)                                   68,132
                                                ----------
TIME DEPOSIT -- 9.5%
   State Street Bank
      0.310%, 10/31/00        JPY 10,584,063        97,946
                                                ----------
Total Time Deposit
   (Cost $98,521)                                   97,946
                                                ----------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 0.7%
   FNMA
      6.875%, 06/07/02         GBP     5,150         7,687
                                                ----------
Total U.S. Government Mortgage-
   Backed Obligations
   (Cost $8,762)                                     7,687
                                                ----------
Total Investments -- 100.0%
   (Cost $1,085,158)                            $1,033,282
                                                ==========

-------------------------------------------------------------
                                   Face Amount    Market
Description                         (000) (1)   Value (000)
-------------------------------------------------------------
(A) SECURITIES SOLD WITHIN TERMS OF PRIVATE PLACEMENT
    MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 144A OF
    THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD
    ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS". THESE SECURITIES HAVE BEEN DETERMINED TO BE LIQUID UNDER
    GUIDELINES ESTABLISHED BY THE BOARD OF TRUSTEES.
EC -- EURO
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GBP -- GREAT BRITIAN POUND
JPY -- JAPANESE YEN
(1) IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.
(2) SECURITIES PLEDGED AS COLLATERAL FOR OPEN FUTURES CONTRACTS.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

EMERGING MARKETS
DEBT FUND

FOREIGN BONDS -- 99.4%
ALGERIA -- 3.5%
   Republic of Algeria FRN  Tranche
     1 Restructured
      7.688%, 09/04/06                 3,692   $     3,175
   Republic of Algeria FRN  Tranche
      3 Restructured
      7.688%, 03/04/10                15,105        12,235
                                               -----------
                                                    15,410
                                               -----------
ARGENTINA -- 15.2%
   Government of Agrentina
     12.125%, 02/25/19                 7,500         7,012
     12.000%, 02/01/20                 4,300         3,956
   11.750%, 06/15/15                  20,277        18,584
     11.375%, 03/15/10                13,025        11,853
     10.250%, 07/21/30                 2,000         1,630
   Government of Argentina Bocon
     Proveedores 1
      2.696%, 04/01/07          AR       209           151
   Government of Argentina FRB (A)
      7.625%, 03/31/05                 1,080           989
   Government of Argentina FRN (A)
     11.344%, 04/10/05                17,950        16,693
   Government of Argentina Par
      6.000%, 03/31/23                   900           611
   Government of Argentina
     Registered
     11.750%, 02/12/07                 4,500         3,962
      8.750%, 07/10/02          AR     2,500         2,330
                                               -----------
                                                    67,771
                                               -----------
                                                                              23

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2000

EMERGING MARKETS
DEBT FUND--CONTINUED
--------------------------------------------------------------------------------
                                    Face Amount    Market
Description                          (000) (1)   Value (000)
--------------------------------------------------------------------------------
BRAZIL -- 19.7%
   Government of Brazil
     14.500%, 10/15/09                12,677   $   14,021
     12.750%, 01/15/20                14,739        14,113
     12.250%, 03/06/30                25,730        23,363
       11.000%, 08/17/40              28,834        22,966
     10.125%, 05/15/27                 4,000         3,110
   Government of Brazil C
     Bond Bearer
      8.000%, 04/15/14                 2,001         1,521
   Government of Brazil Par Z-L
      6.000%, 04/15/24                12,900         8,658
                                               -----------
                                                    87,752
                                               -----------
BULGARIA -- 5.1%
   Republic of Bulgaria Discount,
     Series A
      7.750%, 07/28/24                 8,755         6,698
   Republic of Bulgaria FLIRB
     Non-U.S. Global Bearer, Series A
      3.050%, 07/28/12                22,200        16,095
                                               -----------
                                                    22,793
                                               -----------
COLOMBIA -- 3.6%
   Republic of Colombia
     11.750%, 02/25/20                 6,500         5,502
      9.750%, 04/23/09                 7,125         5,736
      8.700%, 02/15/16                 2,000         1,360
      8.375%, 02/15/27                 1,500           953
   Republic of Columbia FRN (A)
     12.832%, 08/13/05                 2,500         2,444
                                               -----------
                                                    15,995
                                               -----------
COSTA RICA -- 1.0%
   Government of Costa Rica 144a (A)
      9.995%, 08/01/20                 2,200         2,193
   Government of Costa Rica, Series B
      6.250%, 05/21/15                 2,600         2,327
                                               -----------
                                                     4,520
                                               -----------
CROATIA -- 1.5%
   Government of Croatia FRN,
     Series A
      7.750%, 07/31/10                 5,000         4,550
   Government of Croatia FRN,
     Series B (A)
      7.750%, 07/31/06                 2,164         2,028
                                               -----------
                                                     6,578
                                               -----------
ECUADOR -- 0.9%
   Republic of Ecuador 144a (A)
      4.000%, 08/15/30                 7,495         2,970
--------------------------------------------------------------------------------
                                    Face Amount    Market
Description                          (000) (1)   Value (000)
--------------------------------------------------------------------------------
   Republic of Ecuador  Registered
      4.000%, 08/15/30                 2,400   $       951
                                               -----------
                                                     3,921
                                               -----------
IVORY COAST -- 0.5%
   Ivory Coast FLIRB 144a (A)
      2.000%, 03/29/18                 2,500           425
   Ivory Coast FLIRB Registered
      2.000%, 03/29/18                 4,000           680
   Ivory Coast PDI
      2.000%, 03/29/18                 4,988           898
                                               -----------
                                                     2,003
                                               -----------
JAMAICA -- 1.7%
   Government of Jamaica 144a (A)
     12.750%, 09/01/07                 2,375         2,339
   Government of Jamaica Registered
     10.875%, 06/10/05                 5,500         5,239
                                               -----------
                                                     7,578
                                               -----------
MEXICO -- 9.0%
   Government of Mexico Discount,
     Series C
      7.800%, 12/31/19                   500           516
   Government of Mexico Par Bonds
     with Recovery Rights, Series B
      6.250%, 12/31/19                 1,665         1,484
   Government of Mexico Par
     Recovery Rights*                  2,004            --
   Petroleos Mexicanos
     9.500%, 09/15/27                 13,750        13,475
      9.250%, 03/30/18                 3,750         3,694
   United Mexican States
     11.500%, 05/15/26                   210           255
     11.375%, 09/15/16                13,709        15,944
     10.375%, 02/17/09                 4,250         4,624
      9.750%, 04/06/05                   175           185
                                               -----------
                                                    40,177
                                               -----------
MOROCCO -- 2.0%
   Morocco R&C Loan FRN,
     Tranche A
      7.750%, 01/01/09                10,003         9,002
                                               -----------
PANAMA -- 4.5%
   Government of Panama
      9.375%, 04/01/29                 2,000         1,920
   Government of Panama IRB
      8.875%, 09/30/27                 4,880         4,075
      4.750%, 07/17/14                11,500         9,171
   Government of Panama PDI
      0.000%, 07/17/16                 5,902         4,692
                                               -----------
                                                    19,858
                                               -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Face Amount    Market
Description                          (000) (1)   Value (000)
--------------------------------------------------------------------------------
PERU -- 3.8%
   Republic of Peru FLIRB
      3.750%, 03/07/17                24,455   $    13,725
   Republic of Peru PDI
      4.500%, 03/07/17                 5,290         3,306
                                               -----------
                                                    17,031
                                               -----------
PHILIPPINES -- 4.3%
   Government of Philippines
     10.625%, 03/16/25                 4,100         3,475
      9.875%, 01/15/19                19,000        15,580
                                               -----------
                                                    19,055
                                               -----------
POLAND -- 1.4%
   Poland PDI Non-US Global
     Bearer (A)
      6.000%, 10/27/14                    65            60
   Republic of Poland RSTA
      4.000%, 10/27/24                 5,000         3,400
   Telekomunikacja Polska
     144a (A)
      7.750%, 12/10/08                 2,750         2,648
                                               -----------
                                                     6,108
                                               -----------
RUSSIA -- 16.3%
   Russian Federation
     12.750%, 06/24/28                17,995        15,656
     10.000%, 06/26/07                 5,190         3,983
   Russian Federation 144a (A)
      8.250%, 03/31/10                14,406         9,508
      2.250%, 03/31/30               109,923        42,320
   Russian Federation Registered
      2.250%, 03/31/30                 2,500           963
                                               -----------
                                                    72,430
                                               -----------
URUGUAY -- 0.4%
   Republic of Uruguay
      8.750%, 06/22/10                 1,975         1,768
                                               -----------
VENEZUELA -- 5.0%
   Government of Venezuela
     13.625%, 08/15/18                14,050        13,312
   Government of Venezuela
     Discount FRB, Series W-B
      7.875%, 03/31/20                 4,850         3,880
   Government of Venezuela
     Discount, Series A (A)
      7.375%, 03/31/20                 5,600         4,480
   Government of Venezuela NMB,
     Series A 144a (A)
      8.133%, 12/18/05                   485           413
   Government of Venezuela Par Rights*
      0.000%, 04/15/20                    47            --
                                               -----------
                                                    22,085
                                               -----------
Total Foreign Bonds
   (Cost $433,192)                                 441,835
                                               -----------
--------------------------------------------------------------------------------
                                    Face Amount    Market
Description                          (000) (1)   Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.5%
   State Street Bank
     6.43%, dated 09/29/00, matures
     10/02/00, repurchase price
     $2,382,276 (collateralized by
     U.S. Treasury Note, due
     07/15/06, 7.000%, par value
     $2,280,000, market value
     $2,430,890)                       2,381   $     2,381
                                               -----------
Total Repurchase Agreement
   (Cost $2,381)                                     2,381
                                               -----------

OPTION -- 0.1%
   Venezuela 27 @ 68,
     Expiration 10/30/00*         39,450,000           326
                                               -----------
Total Option
   (Cost $434)                                         326
                                               -----------
Total Investments -- 100%
   (Cost $436,007)                             $   444,542
                                               ===========
* NON-INCOME PRODUCING SECURITY
AR -- AREGENTINA PESO
DCB -- DISCOUNT BOND
FLIRB -- FRONT LOADED INTEREST REDUCTION BOND
FRB -- FLOATING RATE BOND
FRN -- FLOATING RATE NOTE
IRB -- INTEREST REVENUE BOND
NMB -- NEW MONEY BOND
PDI -- PAST DUE INTEREST
RSTA -- REVOLVING SHORT TERM AGREEMENT
(A) SECURITIES SOLD WITHIN TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS". THESE SECURITIES HAVE BEEN DETERMINED TO BE LIQUID UNDER GUIDELINES ESTABLISHED BY THE BOARD OF TRUSTEES.
(1) IN U.S. DOLLARS UNLESS OTHERWISE INDICATED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO "0".
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


STATEMENTS OF ASSETS AND LIABILITIES (000)
-----------------------------------------------------------------------------------------------------------------------------------
SEI INSTITUTIONAL INTERNATIONAL TRUST-- SEPTEMBER 30, 2000


                                                                      -----------------       -----------------
                                                                         INTERNATIONAL            EMERGING
                                                                         FIXED INCOME           MARKETS DEBT
                                                                             FUND                   FUND
                                                                       ----------------        -----------------
ASSETS:
   Investments (Cost $1,085,158 and $436,007, respectively)             $1,033,282                $444,542
   Cash                                                                     59,849                   2,216
   Foreign currency (Cost $22 and $--, respectively)                            22                      --
   Interest receivable                                                      20,754                  11,118
   Receivable for investment securities sold                                11,187                  49,700
   Receivable for shares of beneficial interest sold                         1,487                   3,540
   Variation margin receivable                                                 212                      --
   Unrealized gain on forward foreign currency contracts                     9,032                      --
                                                                        ----------                --------
   Total Assets                                                          1,135,825                 511,116
                                                                        ----------                --------
LIABILITIES:
   Payable for investment securities purchased                              13,013                  19,803
   Payable for shares of beneficial interest redeemed                          507                     221
   Unrealized loss on forward foreign currency contracts                    15,835                      --
   Payable to affiliates                                                       546                     488
   Accrued expenses                                                            340                      50
                                                                        ----------                --------
   Total Liabilities                                                        30,241                  20,562
                                                                        ----------                --------
   Net Assets                                                           $1,105,584                $490,554
                                                                        ==========                ========

NET ASSETS:
   Portfolio Shares of Class A (unlimited authorization
     -- no par value) based on 112,687,594, and
     51,559,084 outstanding shares of beneficial
     interest                                                           $1,205,512                $452,779
   Undistributed net investment income/accumulated
     net investment loss                                                   (24,803)                 34,106
   Accumulated net realized loss on investments                            (16,019)                 (4,869)
   Net unrealized appreciation (depreciation) on investments               (51,876)                  8,535
   Net unrealized appreciation on futures contracts                            328                      --
   Net unrealized appreciation (depreciation) on
     forward foreign currency contracts,
     foreign currency and other assets and liabilities
     denominated in foreign currency                                        (7,558)                      3
                                                                        ----------                --------

   Net Assets                                                           $1,105,584                $490,554
                                                                        ==========                ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- CLASS A                                         $     9.81                $   9.51
                                                                        ==========                ========

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


The accompanying notes are an integral part of the financial statements.
26


STATEMENTS OF OPERATIONS (000)
-----------------------------------------------------------------------------------------------------------------------------------
SEI INSTITUTIONAL INTERNATIONAL TRUST-- FOR THE YEAR ENDED SEPTEMBER 30, 2000

                                                  -------------      -------------    ---------------      ------------
                                                                       EMERGING        INTERNATIONAL        EMERGING
                                                  INTERNATIONAL         MARKETS            FIXED             MARKETS
                                                   EQUITY FUND        EQUITY FUND       INCOME FUND         DEBT FUND
                                                  --------------     -------------     --------------      ------------
INVESTMENT INCOME:
   Dividends                                        $  53,088             $ 16,569          $    --           $     --
   Interest                                             5,109                3,150           40,165             47,448
   Less: Foreign Taxes Withheld                        (4,254)              (1,223)              (3)                --
                                                    ---------             --------          -------           --------
   Total Investment Income                             53,943               18,496           40,162             47,448
                                                    ---------             --------          -------           --------
EXPENSES:
   Management fees                                     11,669                7,996            5,786              2,568
   Less: Management fees waived                            --                  (59)             (13)                --
   Investment advisory fees                            13,095               12,917            1,765              3,359
   Less: Investment advisory fees waived                 (274)              (1,963)            (106)            (1,265)
   Shareholder servicing fees                           6,481                3,075            2,411                988
   Less: Shareholder servicing fees waived                 --                   --             (903)              (494)
   Custodian/wire agent fees                            1,634                1,777              477                 90
   Professional fees                                      114                   55               42                 16
   Registration & filing fees                             343                  140              112                 29
   Printing fees                                          151                   74               57                 23
   Trustee fees                                            30                   14               11                  4
   Pricing fees                                            18                   14               12                 12
   Distribution fees                                        1                   --               --                 --
   Interest Expense                                       154                   64               --                 --
   Amortization of deferred organization costs             --                   --               --                  4
   Miscellaneous expenses                                   1                    2                1                  1

                                                    ---------             --------          -------            -------
   Total Expenses                                      33,417               24,106            9,652              5,335
                                                    ---------             --------          -------            -------
NET INVESTMENT INCOME (LOSS)                           20,526               (5,610)          30,510             42,113
                                                    ---------             --------          -------            -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS:
   Net realized gain (loss) from:
     Security transactions                             76,539               49,993          (10,418)            27,874
     Futures contracts                                  4,744                   --              580                 --
   Net realized loss on forward foreign currency
     contracts and foreign currency transactions       (2,669)              (2,471)         (42,161)                --
   Net change in unrealized appreciation
     (depreciation) on forward foreign currency
     contracts, foreign currencies, and translation
     of other assets and liabilities in foreign
     currency                                            (437)                 421           (4,944)                 3
   Net change in unrealized appreciation
     (depreciation) on futures contracts               (3,466)                  --              328                 --
   Net change in unrealized appreciation
     (depreciation) on investments                   (117,844)            (112,010)*        (69,734)            19,762
                                                    ----------            --------          -------            -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCY
   TRANSACTIONS                                       (43,133)             (64,067)        (126,349)            47,639
                                                    ---------            ---------         --------            -------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                  $ (22,607)           $ (69,677)        $(95,839)           $89,752
                                                    =========            =========         ========            =======

*NET OF $340,171 DECREASE IN ACCRUED FOREIGN CAPITAL GAINS TAX ON APPRECIATED
 SECURITIES.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


STATEMENTS OF CHANGES IN NET ASSETS (000)
-----------------------------------------------------------------------------------------------------------------------------------
SEI INSTITUTIONAL INTERNATIONAL TRUST -- FOR THE YEARS ENDED SEPTEMBER 30,

                                                            ---------------------------       ----------------------------
                                                                     INTERNATIONAL                  EMERGING MARKETS
                                                                      EQUITY FUND                      EQUITY FUND
                                                            ---------------------------       ----------------------------
                                                                  2000         1999                2000         1999
                                                            ---------------------------       ----------------------------
OPERATIONS:
   Net investment income (loss)                              $   20,526     $    5,344        $   (5,610)     $ (2,453)
   Net realized gain (loss) from investment transactions         81,283         32,833            49,993       (34,375)
   Net realized loss on forward foreign currency
     contracts and foreign currency transactions                 (2,669)          (641)           (2,471)       (2,152)
   Net change in unrealized appreciation (depreciation)
     on forward foreign currency contracts, futures
     contracts, foreign currencies, and translation of
     other assets and liabilities denominated in
     foreign currency                                            (3,903)         1,244               421          (117)
   Net change in unrealized appreciation (depreciation)
     on investments                                            (117,844)       372,263          (112,010)*     301,729**
                                                             -----------    ----------         ----------     ---------
   Net increase (decrease) in net assets from operations        (22,607)       411,043           (69,677)      262,632
                                                             -----------    ----------         ----------     ---------
DISTRIBUTIONS FROM:
   Net investment income:
     Class A                                                     (7,033)       (11,193)             (587)       (1,049)
     Class D                                                         (1)            (3)               --            --
   Net realized gains:
     Class A                                                    (36,907)       (37,113)               --            --
     Class D                                                         (8)           (12)               --            --
                                                             -----------    ----------         ----------     ---------
   Total distributions                                          (43,949)       (48,321)             (587)       (1,049)
                                                             -----------    ----------         ----------     ---------
CAPITAL SHARE TRANSACTIONS (1):
   Class A:
     Proceeds from shares issued                              2,554,782      1,066,515         1,069,751       450,898
     Reinvestment of cash distributions                          40,706         43,631               552         1,011
     Cost of shares redeemed                                 (1,419,516)      (595,013)         (581,917)     (345,051)
                                                             -----------    ----------         ----------     ---------
     Increase in net assets from
       Class A transactions                                   1,175,972        515,133           488,386       106,858
                                                             -----------    ----------         ----------     ---------
   Class D:
     Proceeds from shares issued                                     80             44                --            --
     Reinvestment of cash distributions                               9             15                --            --
     Cost of shares redeemed                                        (46)           (67)               --            --
                                                             -----------    ----------         ----------     ---------
     Increase (decrease) in net assets from
       Class D transactions                                          43             (8)               --            --
                                                             -----------    ----------         ----------     ---------
INCREASE IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS                                 1,176,015        515,125           488,386       106,858
                                                             -----------    ----------         ----------     ---------
         Net increase in net assets                           1,109,459        877,847           418,122       368,441
NET ASSETS:
   Beginning of period                                        1,844,885        967,038           866,911       498,470
                                                             -----------    ----------        ----------     ---------
   End of period                                             $2,954,344     $1,844,885        $1,285,033     $ 866,911
                                                             ===========    ==========        ==========     =========
(1) CAPITAL SHARE TRANSACTIONS:
   Class A:
     Shares issued                                              189,656         97,155            96,424        56,297
     Shares issued in lieu of cash distributions                  3,108          4,292                48           141
     Shares redeemed                                           (105,728)       (54,402)          (51,686)      (42,292)
                                                             -----------    ----------        ----------     ---------
     Total Class A transactions                                  87,036         47,045            44,786        14,146
                                                             -----------    ----------        ----------     ---------
   Class D:
     Shares issued                                                    5              4                --            --
     Shares issued in lieu of cash distributions                      1              2                --            --
     Shares redeemed                                                 (3)            (7)               --            --
                                                             -----------    ----------        ----------     ---------
     Total Class D transactions                                       3             (1)               --            --
                                                             -----------    ----------        ----------     ---------
         Net increase in capital shares                          87,039         47,044            44,786        14,146
                                                             ===========    ==========        ==========     =========

  *NET OF $340,171 DECREASE IN ACCRUED FOREIGN CAPITAL GAINS TAXES ON
   APPRECIATED SECURITIES.
 **NET OF $365,920 INCREASE IN ACCRUED FOREIGN CAPITAL GAINS TAXES ON
   APPRECIATED SECURITIES.
 AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
28

STATEMENTS OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------
SEI INSTITUTIONAL INTERNATIONAL TRUST -- FOR THE YEARS ENDED SEPTEMBER 30,

                                                            -----------------------------   ----------------------------------
                                                                     INTERNATIONAL                  EMERGING MARKETS
                                                                   FIXED INCOME FUND                    DEBT FUND
                                                            -----------------------------   ----------------------------------
                                                                  2000         1999                2000         1999
                                                            -----------------------------   -----------------------------------
OPERATIONS:
   Net investment income                                     $   30,510      $ 19,381         $    42,113     $ 27,534
   Net realized gain (loss) from investment transactions         (9,838)       (3,927)             27,874         (776)
   Net realized gain (loss) on forward foreign currency
     contracts and foreign currency transactions                (42,161)       (6,019)                 --           12
   Net change in unrealized appreciation (depreciation)
     on forward foreign currency contracts,  foreign
     currencies, futures contracts and translation of other
     assets and liabilities denominated in foreign currencies    (4,616)       (4,342)                  3           --
   Net change in unrealized appreciation (depreciation)
     on investments                                             (69,734)      (11,734)             19,762       29,103
                                                             ----------     ---------          ----------     --------
   Net increase (decrease) in net assets from operations        (95,839)       (6,641)             89,752       55,873
                                                             ----------     ---------          ----------     --------
DISTRIBUTIONS FROM:
   Net investment income:
     Class A                                                    (14,878)      (25,854)            (28,920)     (18,629)
   Net realized gains:
     Class A                                                         --        (9,656)                 --           --
                                                             ----------     ---------          ----------     --------
   Total distributions                                          (14,878)      (35,510)            (28,920)     (18,629)
                                                             ----------     ---------          ----------     --------
CAPITAL SHARE TRANSACTIONS (1):
   Class A:
     Proceeds from shares issued                                613,573       473,365             216,289      145,289
     Reinvestment of cash distributions                          14,289        33,746              28,405       18,391
     Cost of shares redeemed                                   (221,001)     (189,320)            (98,965)     (79,869)
                                                             ----------     ---------          ----------     --------

INCREASE IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS                                   406,861       317,791             145,729       83,811
                                                             ----------     ---------          ----------     --------
         Net increase in net assets                             296,144       275,640             206,561      121,055
NET ASSETS:
   Beginning of period                                          809,440       533,800             283,993      162,938
                                                             ----------     ---------          ----------     --------
   End of period                                             $1,105,584     $ 809,440          $  490,554     $283,993
                                                             ==========     =========          ==========     ========
(1) CAPITAL SHARE TRANSACTIONS:
   Class A:
     Shares issued                                               59,171        42,467              24,257       19,085
     Shares issued in lieu of cash distributions                  1,332         2,846               3,386        2,533
     Shares redeemed                                            (21,231)      (16,794)            (11,114)     (10,439)
                                                             ----------     ---------          ----------     --------
         Net increase in capital shares                          39,272        28,519              16,529       11,179
                                                             ==========     =========          ==========     ========

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

SEI INSTITUTIONAL INTERNATIONAL TRUST -- FOR THE YEARS ENDED SEPTEMBER 30, FOR THE SEVEN MONTH PERIOD ENDED SEPTEMBER 30, 1998 AND
                                         FOR THE YEARS ENDED FEBRUARY

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                                                                                                   RATIO OF
                                                                                                                     NET
                                                                                                                    INVEST-
                                                                                                                     MENT
                                                                                                RATIO               INCOME/
                                                                                                OF NET              (LOSS)
                                                                                                INVEST-   RATIO OF    TO
                             NET     DISTRI-  DISTRI-                                   RATIO     MENT    EXPENSES  AVERAGE
            NET      NET   REALIZED  BUTIONS  BUTIONS     NET                             OF    INCOME/      TO       NET
           ASSET   INVEST-  AND UN-   FROM     FROM      ASSET                        EXPENSES   (LOSS)    AVERAGE   ASSETS   PORT-
           VALUE     MENT  REALIZED  NET IN-  REALIZED   VALUE            NET ASSETS  TO AVER-  TO AVER-  NET ASSETS EXCLU-  FOLIO
        BEGINNING  INCOME/  GAINS/  VESTMENT  CAPITAL   END OF    TOTAL     END OF     AGE NET   AGE NET (EXCLUDING  DING   TURNOVER
        OF PERIOD  (LOSS)  (LOSSES) INCOME(4)  GAINS    PERIOD   RETURN  PERIOD (000)   ASSETS   ASSETS   WAIVERS)  WAIVERS)  RATE
-----------------------------------------------------------------------------------------------------------------------------------
--------------------------
INTERNATIONAL EQUITY FUND
--------------------------
CLASS A
 For the years ended September 30:
 2000    $12.09   $0.08   $ 0.43     $(0.04)  $(0.23)   $12.33    4.15%  $2,953,872     1.29++   0.79%      1.30%    0.78%    73%
 1999(2)   9.16    0.04     3.34      (0.10)   (0.35)    12.09   37.86    1,844,459     1.28     0.39       1.31     0.36     61
 For the seven month period ended September 30:
 1998(2) $10.15 $  0.07   $(1.06)    $   --   $   --    $ 9.16   (9.75)% $  966,707     1.24%+   1.60%+     1.31%+   1.53%+   66%
 For the years ended February 28 or 29:
 1998(2)$  9.67  $ 0.17   $ 0.77     $(0.18)  $(0.28)   $10.15   10.21%  $  851,542     1.21%    1.31%      1.30%    1.22%    75%
 1997     10.00    0.09     0.47      (0.07)   (0.82)     9.67    5.70      524,062     1.28     1.11       1.42     0.97    117
 1996      9.59    0.14     1.45      (0.19)   (0.99)    10.00   17.30      347,646     1.25     1.29       1.29     1.25    102
CLASS D
 For the years ended September 30:
 2000    $11.97   $0.06   $ 0.43     $(0.02)  $(0.23)   $12.21    4.04%  $      472     1.44%++  0.62%      1.45%    0.61%    73%
 1999      9.07   (0.01)    3.35      (0.09)   (0.35)    11.97   37.69          426     1.43     0.20       1.46     0.17     61
 For the seven month period ended September 30:
 1998(2) $10.06 $  0.06   $(1.05)    $   --   $   --     $9.07   (9.84)% $      331     1.39%+   1.36%+     1.46%+   1.29%+   66%
 For the years ended February 28 or 29:
 1998(2) $ 9.58  $ 0.15   $ 0.77     $(0.16)  $(0.28)   $10.06    9.92%  $      302     1.36%    1.16%      1.45%    1.07%    75%
 1997      9.93    0.05     0.47      (0.05)   (0.82)     9.58    5.39          177     1.55     0.71       1.65     0.61    117
 1996      9.56    0.04     1.50      (0.18)   (0.99)     9.93   16.77          199     1.65     0.58       1.90     0.33    102

-----------------------------
EMERGING MARKETS EQUITY FUND
-----------------------------
CLASS A
 For the years ended September 30:
 2000(2) $ 9.13  $(0.05)  $ 0.12     $(0.01)  $   --    $ 9.19    0.71%  $1,285,033     1.96%   (0.46)%     2.12%   (0.62)%  110%
 1999      6.17   (0.03)    3.00      (0.01)      --      9.13   48.23      866,911     1.95    (0.35)      2.14    (0.54)   129
 For the seven month period ended September 30:
 1998    $10.55  $ 0.07   $(4.45)    $   --   $   --    $ 6.17  (41.52)% $  498,470     1.95%+   1.51%+     2.24%+   1.22%+   46%
 For the years ended February 28 or 29:
 1998    $12.87  $(0.03)  $(2.25)    $(0.03)  $(0.01)   $10.55  (17.72)% $  509,748     1.95%   (0.12)%     2.36%   (0.53)%   76%
 1997     10.93    0.01     1.96      (0.02)   (0.01)    12.87   18.02      221,474     1.95    (0.04)      2.55    (0.64)   100
 1996     10.27   (0.02)    0.72         --    (0.04)    10.93    6.83       67,181     1.95    (0.23)      2.72    (1.00)   104

--------------------------------
INTERNATIONAL FIXED INCOME FUND
--------------------------------
CLASS A
 For the years ended September 30:
 2000    $11.03   $0.31  $ (1.35)    $(0.18)  $   --    $ 9.81   (9.58)% $1,105,584     1.00%    3.17%      1.11%    3.06%   190%
 1999     11.89    0.30    (0.42)     (0.53)   (0.21)    11.03   (1.36)     809,440     1.00     2.97       1.22     2.75    278
 For the seven month period ended September 30:
 1998    $10.68  $ 0.40   $ 0.81     $   --   $   --    $11.89   11.33%  $  533,800     1.00%+   3.61%+     1.21%+   3.40%+  112%
 For the years ended February 28 or 29:
 1998    $10.53  $ 0.23   $ 0.11     $(0.10)  $(0.09)   $10.68    3.23%  $  408,974     1.00%    3.92%      1.24%    3.68%   280%
 1997     10.77    0.71    (0.49)     (0.38)   (0.08)    10.53    1.85      204,219     1.00     3.99       1.39     3.60    352
 1996     10.42    0.58     0.89      (1.02)   (0.10)    10.77   13.96       84,318     1.00     4.70       1.27     4.43    269

----------------------------
EMERGING MARKETS DEBT FUND
----------------------------
CLASS A
 For the years ended September 30:
 2000    $ 8.11   $0.84   $ 1.33     $(0.77)  $   --    $ 9.51   28.07%  $  490,554     1.35%   10.67%      1.80%   10.22%   227%
 1999      6.83    0.84     1.19      (0.75)      --      8.11   31.15      283,993     1.35    12.27       1.82    11.80    184
 For the seven month period ended September 30:
 1998    $10.31  $(0.11)  $(3.37)    $   --   $   --    $ 6.83  (33.75)% $  162,938     1.35%+  10.28%+     1.84%+   9.79%+  186%
 For the period ended February 28:
 1998(1) $10.00  $ 0.56   $   --     $(0.25)  $   --    $10.31    5.64%  $  154,284     1.35%+   8.05%+     1.94%+   7.46%+  269%

  * RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
  + ANNUALIZED.
 ++ THE RATIO OF EXPENSES TO AVERAGE NET ASSETS, EXCLUDING INTEREST EXPENSE, IS 1.28% AND 1.43% FOR CLASS A SHARES AND CLASS D
    SHARES, RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2000.
(1) EMERGING MARKETS DEBT CLASS A SHARES WERE OFFERED BEGINNING JUNE 29, 1997.
    ALL RATIOS FOR THAT PERIOD HAVE BEEN ANNUALIZED.
(2) PER SHARE NET INVESTMENT INCOME AND NET REALIZED AND UNREALIZED GAINS/(LOSSES) CALCULATED USING AVERAGE
    SHARES.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
30

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2000



1. ORGANIZATION
SEI Institutional International Trust, (the "Trust"), was organized as a Massachusetts business trust under a Declaration of Trust dated June 30, 1988. The operations of the Trust commenced on December 20, 1989.
     The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with four funds: the International Equity Fund, the Emerging Markets Equity Fund, the International Fixed Income Fund and the Emerging Markets Debt Fund (together the "Funds"). The Trust's prospectuses provide a description of each Fund's investment objectives, policies, and strategies. The Trust is registered to offer Class A shares of each of the Funds and Class D shares of the International Equity Fund.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
     SECURITY VALUATION -- Investment securities that are listed on a securities exchange for which market quotations are readily available are valued by an independent pricing service at the last quoted sales price for such securities, or if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at amortized cost, which approximates market value. Other securities for which market quotations are not readily available or securities whose market quotations do not reflect market value are valued at fair value using good faith pricing procedures approved by the Board of Trustees.
     FEDERAL INCOME TAXES -- It is the intention of each Fund to continue to qualify as a regulated investment company and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.
     The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.
     NET ASSET VALUE PER SHARE -- Net asset value per share is calculated on a daily basis by dividing the assets of each Fund less its liabilities by the number of outstanding shares of the Fund.
      REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Trust require that the market value of the collateral to cover principal and interest, including accrued interest thereon, is sufficient in the event of default by the counterparty.
     The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient to cover principal and interest in the event of default by the counterparty of the repurchase agreement.
     If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.
     FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following bases: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2000


     For foreign equity securities, the Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.
     The Funds do isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations for Federal income tax purposes.
     The Funds report gains and losses on foreign currency-related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.
     FORWARD FOREIGN CURRENCY CONTRACTS -- The Funds may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. The aggregate principal amounts of the contracts are not recorded as the Funds do not intend to hold the contracts to maturity. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal income tax purposes.
     FUTURES CONTRACTS -- The International Equity Fund and the International Fixed Income Fund utilized futures contracts during the year ended September 30, 2000. The Funds investment in these futures contracts is designed to enable the Funds to more closely approximate the performance of its benchmark index.
     Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are "marked to market" daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.
     Risks related to futures contracts include the possibility that there may not be a liquid market for the contracts, that the changes in the value of the contract may not directly correlate with changes in the value of the underlying securities, and that the counterparty to a contract may default on its obligation to perform.
     EQUITY-LINKED WARRANTS -- The International Equity and Emerging Markets Equity Funds each may invest in equity-linked warrants. The Fund purchases the equity-linked warrants from a broker, who in turn purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stock, therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock, less transaction costs. In addition to the market risk of the underlying holding, the Fund bears additional counterparty risk to the issuing broker. There is currently no active trading market for equity-linked warrants.
     OPTION SELLING/PURCHASING -- The Funds may invest in financial options contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Fund sells or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing or writing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.
32

-------------------------------------------------------------------------------




     CLASSES -- Class-specific expenses, such as Shareholder Servicing for Class A and 12b-1 and Transfer Agent for Class D, are borne by that class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.
     EXPENSES -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.
     DISTRIBUTIONS -- Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid in capital in the period that the difference arises.
     Accordingly, the following permanent differences have been reclassified to/from the following accounts:
                                              UNDISTRIBUTED
                                 ACCUMULATED      NET
                       PAID-IN-   REALIZED     INVESTMENT
                        CAPITAL GAIN (LOSS)   INCOME (LOSS)
                         (000)      (000)        (000)
-------------------------------------------------------------------------------
International Equity
    Fund               $20,125    $(15,693)     $(4,432)
Emerging Markets
    Equity Fund           (642)     (8,628)       9,270

     These reclassifications are primarily attributable to the Fund's utilization of earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes, as well as the reclassification of realized foreign exchange gains and losses from accumulated net realized gain (loss) on foreign currency transactions to undistributed net investment income
     These reclassifications have no effect on the net asset values per share. OTHER -- Security transactions are reported for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of investment securities are those of the specific securities sold. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method. Dividend income is recognized on the ex-dividend date and interest income is recognized using the accrual method.

3. MANAGEMENT, INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS
SEI Investments Fund Management (the "Manager") and the Trust are parties to a management agreement dated September 30, 1988, under which the Manager provides management, administrative and shareholder services to the Trust for an annual fee equal to .45% of the average daily net assets of the International Equity Fund, .60% of the average daily net assets of the International Fixed Income Fund, and .65% of the average daily net assets of the Emerging Markets Equity and Emerging Markets Debt Funds. The Manager has voluntarily agreed to waive all or a portion of its fees and, if necessary, reimburse other operating expenses in order to limit the operating expenses of each Fund.
     SEI Investments Management Corporation ("SIMC") acts as the investment adviser for the International Equity, Emerging Markets Equity and Emerging Markets Debt Funds. Under the Invest-ment Advisory Agreement, SIMC receives an annual fee of .505% of the average daily net assets of the International Equity Fund, 1.05% of the average daily net assets of the Emerging Markets Equity Fund, and .85% of the average daily net assets of the Emerging Markets Debt Fund. The Adviser has voluntarily agreed to waive all or a portion of its fees and, if necessary, reimburse other operating expenses in order to limit the operating expenses of each fund.
     As of September 30, 2000, pursuant to Sub-Advisory Agreements with SIMC, Acadian Asset Management, Inc., Capital Guardian Trust Company, BlackRock International, Ltd., Oechsle International Advisors, Jardine Fleming International Management Inc. and Martin Currie Inc. serve as Sub-Advisers to the International Equity Fund, and SG Pacific Asset Management Inc. (formally Yamaichi Capital Management. Inc.), Morgan Stanley Asset Management Inc., Nicholas-Applegate Capital Management Inc., Schroder Investment Management North America, Inc. and The Boston Company Asset Management serve as Sub-Advisers to the Emerging Markets Equity Fund. Salomon Brothers Asset Management, Inc. serves as the Sub-Adviser to the Emerging Markets Debt Fund.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2000


     Strategic Fixed Income, LLC, the Adviser for the International Fixed Income Fund, is a party to an investment advisory agreement with the Trust dated June 15, 1993. Under the investment advisory agreement, Strategic Fixed Income, LLC, receives an annual fee of up to .30% of the average daily net assets of the Fund. Strategic Fixed Income, LLC, has voluntarily agreed to waive all or a portion of their fee, in conjunction with the Manager, in order to limit the total operating expenses of the Fund. Effective January 1, 2000, Strategic Fixed Income, LLC, receives an annual fee of up to .15% of the average net assets of the Fund.
     SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and a registered broker-dealer, serves as each Fund's distributor pursuant to a distribution agreement with the Trust. Effective April 15, 1996, the Trust adopted a shareholder servicing plan (the "Class A Plan") pursuant to which a shareholder servicing fee of up to .25% of the average daily net assets attributable to the Class A shares are paid to the Distributor. Under the Class A Plan, the Distributor may perform, or may compensate other service providers for performing certain shareholder and administrative services. The Distributor has voluntarily agreed to waive all or a portion of its fees in order to limit the operating expenses of each fund.
     The International Equity Fund has adopted a distribution plan for its Class D shares (the "Class D Plan") pursuant to which a 12b-1 fee of up to .30% of the average daily net assets attributable to the Class D shares is paid to the Distributor. As of September 30, 2000, the Distributor was taking a fee under the Class D Plan of .25% of the average daily net assets attributable to Class D shares. This payment may be used to compensate financial institutions that provide distribution-related services to their customers. Under both the Class A Plan and the Class D Plan, the Distributor may retain as profit any difference between the fee it receives and the amount it pays to third parties. In addition, Class D shares incur transfer agency fees of up to .15% of the average daily net assets. Class D is also subject to a 5% sales load on purchases of shares.
     Certain Officers and/or Trustees of the Trust are also Officers and/or Directors of the Manager. Compensation of Officers and affiliated Trustees is paid by the manager.
     For the year ended September 30, 2000, the Funds paid commissions of $621,637 to affiliated broker-dealers.
     The Emerging Markets Equity and International Equity Funds also used the Distributor as an agent in placing repurchase agreements. For this service the Distributor retains a portion of the interest earned as a commission. Such commissions for the year ended September 30, 2000 were $12,912 and $25,919, respectively.

4. FORWARD FOREIGN CURRENCY CONTRACTS
The Funds enter into forward foreign currency exchange contracts as hedges against fund positions and anticipated fund positions. Such contracts, which are designed to protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities; they simply establish an exchange rate at a future date. Also, although such contracts tend to minimize risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.
     The following forward foreign currency contracts were outstanding at September 30, 2000:

                                                   IN          UNREALIZED
     MATURITY             CONTRACTS TO          EXCHANGE      APPRECIATION
       DATES             DELIVER/RECEIVE           FOR       (DEPRECIATION)
----------------------   ---------------        ---------    --------------
INTERNATIONAL EQUITY FUND
-------------------------
FOREIGN CURRENCY PURCHASES:
10/03/00-10/05/00  AD            501,658      $   274,267        $   (2,572)
10/02/00-10/03/00  EC          3,980,159        3,510,812             1,689
10/03/00           HD         19,890,989        2,550,945               196
10/02/00-10/04/00  JY        289,558,690        2,685,704            (5,955)
10/02/00           SD             41,361           23,738                29
10/04/00           UK          3,762,615        5,497,180            65,871
                                              -----------        ----------
                                              $14,542,646        $   59,258
                                              -----------        ----------

FOREIGN CURRENCY SALES:
10/02/00-10/05/00  EC          5,268,634     $  4,648,477        $   (1,216)
10/02/00-10/04/00  JY        327,018,240        3,040,344            14,063
10/02/00-10/04/00  SD         16,530,271        9,479,522           (19,487)
10/02/00           SK         18,666,111        1,929,812            (7,913)
10/04/00-10/06/00  UK            667,239          982,830            (3,695)
                                             ------------        ----------
                                             $ 20,080,985        $  (18,248)
                                             ------------        ----------
                                                                 $   41,010
                                                                 ==========
34

-------------------------------------------------------------------------------




                                         IN        UNREALIZED
      MATURITY        CONTRACTS TO     EXCHANGE    APPRECIATION
        DATES        DELIVER/RECEIVE     FOR      (DEPRECIATION)
   ------------     -----------------  ---------  ---------------
INTERNATIONAL FIXED INCOME FUND
-------------------------------
FOREIGN CURRENCY PURCHASES:
11/22/00         AD      4,657,793   $   2,518,329  $     3,384
11/22/00         CD     14,529,577       9,681,867      (10,353)
11/22/00         CH     54,088,687      30,881,536      568,232
10/04/00-11/22/00DK     34,893,935       4,051,741       80,806
11/22/00         EC    461,540,347     398,560,238    9,633,733
11/22/00         JY 39,107,442,630     370,425,462   (5,107,550)
11/22/00         NK     62,120,982       6,600,000      238,405
11/22/00         UK    110,086,862     159,216,817    3,625,070
                                     -------------  ------------
                                     $ 981,935,990  $ 9,031,727
                                     -------------  ------------
FOREIGN CURRENCY SALES:
11/22/00         CD     53,247,905   $  35,796,862  $   352,760
11/22/00         CH     39,510,065      22,849,749     (123,306)
11/22/00         DK     18,253,333       2,152,516       (9,766)
11/22/00         EC    458,441,647     392,271,292  (13,182,137)
11/22/00         JY 25,908,805,566     244,375,232    2,350,949
11/22/00         SK     48,561,991       4,960,367     (102,715)
11/22/00         UK    109,077,369     156,227,708   (5,120,923)
                                     -------------  ------------
                                     $ 858,633,726  $(15,835,138)
                                     -------------  ------------
                                                    $ (6,803,411)
                                                    ============

CURRENCY LEGEND
AD    Australian Dollar   JY    Japanese Yen
CD    Canadian Dollar     NK    Norwegian Kroner
CH    Swiss Franc         SD    Singapore Dollar
DK    Danish Kroner       SK    Swedish Krona
EC    Euro Currency       UK    British Pound Sterling
HD    Hong Kong Dollar


5. INVESTMENT TRANSACTIONS
The cost of security purchases and the proceeds from the sale of securities, other than short-term investments and U.S. government securities, during the year ended September 30, 2000, were as follows:

                                     PURCHASES      SALES
                                       (000)        (000)
                                    ----------    ----------
International Equity Fund           $2,797,994    $1,271,641
Emerging Markets Equity Fund         1,728,434     1,271,641
International Fixed Income Fund      1,365,845     1,178,097
Emerging Markets Debt Fund             617,998       514,095


     The International Fixed Income Fund purchased (in thousands) $5,060 and sold $5,669 in U.S. government securities, during the year ended September 30, 2000.
     For Federal income tax purposes, the cost of securities owned at September 30, 2000 and the net realized gains or losses on securities sold for the year then ended was not materially different from the amounts reported for financial reporting purposes as shown below. The aggregate gross unrealized appreciation and depreciation at September 30, 2000 for the Funds is as follows:


                                              BOOK
                                               NET           LESS:            TAX
                   APPRE-      DEPRE-       UNREALIZED       TAX              NET
                   CIATED      CIATED      APPRECIATION/     BASIS        APPRECIATION/
                 SECURITIES  SECURITIES   (DEPRECIATION)  ADJUSTMENTS   (DEPRECIATION)
                   (000)       (000)          (000)          (000)           (000)
                  --------    --------     ------------   -----------    -------------
International Equity
   Fund           $360,646   $(204,485)     $156,161        $16,492       $139,669
Emerging Markets
   Equity Fund     168,366    (116,447)       51,919*        39,142         12,777
International Fixed
   Income Fund       8,473     (60,349)      (51,876)         9,840        (61,716)
Emerging Markets
   Debt Fund        22,077     (13,542)        8,535          1,056          7,479

*Net of $25,749 change in accrued foreign capital gains tax on appreciated securities.

Subsequent to October 31, 1999, the following Funds had recognized net capital and net foreign currency losses that have been deferred to 2000 for tax purposes and can be used to offset future capital and foreign currency gains at September
30, 2001. The Funds also had capital loss carry-forwards at September 30, 2000, that can be used to offset future capital gains.

                       POST           POST          CAPITAL LOSS
                     10/31/99       10/31/99        CARRYOVERS
                      CAPITAL       CURRENCY         EXPIRING
                   LOSS DEFERRAL  LOSS DEFERRAL      2006-2008
                   -------------- --------------   -------------
International Equity         --    $ 2,476,375                --
Emerging Markets Equity      --      2,400,258      $129,042,484
International Fixed
 Income              $2,488,472     31,915,697         3,689,834
Emerging Markets Debt        --             --         3,813,486

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2000


6. FUTURES CONTRACTS
The following Funds had futures contracts open as of September 30, 2000:


  CONTRACT              NUMBER OF       MARKET      SETTLEMENT       UNREALIZED
 DESCRIPTION            CONTRACTS       VALUE         MONTH          GAIN/(LOSS)
 ------------------    ------------   ---------    -----------     -------------
INTERNATIONAL EQUITY FUND
Australia Ords
   Index                   120        5,391,086    December 2000    $   100,189

DJ Euro Stoxx            1,212       53,126,536    December 2000     (2,491,493)

FT-SE 100 Index            330       31,016,121    December 2000       (957,789)

Hang Seng  Index            27        2,718,388    October 2000          99,127

Topix                      247       33,600,777    December 2000       (280,285)
                                                                   ------------
                                                                   $ (3,530,251)
                                                                   ============
INTERNATIONAL FIXED INCOME
Japan 10 Year
   Bond                     79       96,816,306    December 2000   $    328,302
                                                                   ============

7. CONCENTRATION OF RISKS
Each Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The International Fixed Income Fund and Emerging Markets Debt Fund invest in debt securities, the market value of which may change in response to interest rate changes. Also, the ability of the issuers of debt securities held by the International Fixed Income Fund and Emerging Markets Debt Fund to meet its obligations may be affected by economic and political developments in a specific country, industry or region.


8. LOAN PARTICIPATIONS AND BRADY BONDS
The Emerging Markets Debt Fund (the "Fund") invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.
     Certain debt obligations, customarily referred to as "Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

--------------------------------------------------------------------------------



9. LINE OF CREDIT
Each Fund may borrow, an amount up to its prospectus defined limitations, from an $81 million committed line of credit available to the SEI Institutional International Trust. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.625%. As of September 30, 2000, there were no borrowings outstanding under the agreement.

10. OTHER
On September 30, 2000, one shareholder held approximately 83%, 79%, 80%, and 85% of the outstanding shares of the International Equity Fund, the Emerging Markets Equity Fund, the International Fixed Income Fund and the Emerging Markets Debt Fund, respectively. This shareholder is comprised of omnibus accounts, which are held on behalf of several individual shareholders.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of SEI Institutional International Trust

In our opinion, the accompanying statements of net assets of the International Equity and Emerging Markets Equity Funds and the statement of assets and liabilities, including the schedule of investments, of the International Fixed Income and Emerging Markets Debt Funds, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Equity, Emerging Markets Equity, International Fixed Income and Emerging Markets Debt Funds (constituting the SEI Institutional International Trust, hereafter referred to as the "Trust") at September 30, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
November 10, 2000

NOTICE TO SHAREHOLDERS
--------------------------------------------------------------------------------
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2000 (UNAUDITED)

For shareholders that do not have a September 30, 2000 taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2000 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended September 30, 2000 the Funds of the SEI Institutional International Trust are designating the following items with regard to distributions paid during the year.


                                         LONG TERM                     ORDINARY
                                       CAPITAL GAINS                    INCOME
                                      DISTRIBUTIONS                  DISTRIBUTIONS
PORTFOLIO                               (TAX BASIS)                   (TAX BASIS)                     TOTAL
----------                            --------------                  --------------               ----------
International Equity                        68%                             32%                       100%
Emerging Markets Equity                      0%                            100%                       100%
International Fixed Income                   0%                            100%                       100%
Emerging Markets Debt                        0%                            100%                       100%


                                      NOTES
--------------------------------------------------------------------------------

-----------------------
SEI INSTITUTIONAL
INTERNATIONAL TRUST
-----------------------
ANNUAL REPORT
-----------------------
SEPTEMBER 30, 2000


Robert A. Nesher
CHAIRMAN
TRUSTEES
William M. Doran
F. Wendell Gooch
Rosemarie B. Greco
James M. Storey
George J. Sullivan, Jr.

OFFICERS
Edward D. Loughlin
PRESIDENT AND CHIEF EXECUTIVE OFFICER
Mark E. Nagle
CONTROLLER, CHIEF FINANCIAL OFFICER
Todd Cipperman
VICE PRESIDENT, ASSISTANT SECRETARY
Kevin P. Robins
VICE PRESIDENT, ASSISTANT SECRETARY
Cynthia M. Parrish
VICE PRESIDENT, ASSISTANT SECRETARY
Lydia A. Gavalis
VICE PRESIDENT, ASSISTANT SECRETARY
Christine McCullough
VICE PRESIDENT, ASSISTANT SECRETARY
James R. Foggo
VICE PRESIDENT, ASSISTANT SECRETARY
Timothy D. Barto
VICE PRESIDENT, ASSISTANT SECRETARY
Richard W. Grant
SECRETARY
John H. Grady
ASSISTANT SECRETARY

INVESTMENT ADVISERS

INTERNATIONAL EQUITY FUND
SEI Investments Management Corporation
EMERGING MARKETS EQUITY FUND
SEI Investments Management Corporation
INTERNATIONAL FIXED INCOME FUND
Strategic Fixed Income LLC
EMERGING MARKETS DEBT FUND
SEI Investments Management Corporation
MANAGER AND SHAREHOLDER SERVICING AGENT
SEI Investments Fund Management
DISTRIBUTOR
SEI Investments Distribution Co.
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

THIS ANNUAL REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE TRUST AND MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. SHARES OF THE SEI FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SEI INVESTMENTS DISTRIBUTION CO., THE DISTRIBUTOR OF THE SEI FUNDS, IS NOT AFFILIATED WITH ANY BANK.

FOR MORE INFORMATION CALL 1[BULLET]800[BULLET]DIAL[BULLET]SEI/1[BULLET]800 [BULLET]342[BULLET]5734

[Logo Omitted]
INVESTMENTS
DISTRIBUTION
CO.
Oaks, PA19456-1100
800-DIAL-SEI/800-342-5734


SEI-F-018 (9/00)